NITRIC ACID SUPPLY, OPERATING AND MAINTENANCE
AGREEMENT

By and Among

EL DORADO NITROGEN, L.P., EL DORADO CHEMICAL COMPANY,

and

BAYER MATERIALSCIENCE LLC

INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

Nitric Acid Supply, Operating and Maintenance Agreement

TABLE OF CONTENTS
 PAGE

		Page
SECTION 1:	DEFINITIONS	4
1.1	Additives	4
1.2	Affiliate	4
1.3	Ammonia	4
1.4	Ammonia Specifications	4
1.5	Aqua Ammonia	4
1.6	Aqua Ammonia Specification	5
1.7	Back-up Supply Plan	5
1.8	Battery Limits	5
1.9	Bayer Baytown Plant	5
1.10	Baytown Nitric Acid Project and Supply Agreement	5
1.11	BMS	5
1.12	BMS Capital Additions	5
1.13	BMS Capital Component	6
1.14	BMS Catalyst Balance	6
1.15	Boiler Blowdown	6
1.16	Business Day	6
1.17	Capital Costs Monthly Charge	6
1.18	Catalyst	6
1.19	Change of Control Event	6
1.20	Commencement Date	9
1.21	Compliance Program	9
1.22	Condensate	9
1.23	Delivered Unit Cost	9
1.24	Delivery Systems	10
1.25	Demonstrated Capacity	10
1.26	EDNLP	10
1.27	EDNLP Catalyst Balance	10
1.28	EDNLP Default Termination Fee	11
1.29	EDNLP Net Book Value	11
1.30	Effective Date	11
1.31	Egress Fee	11
1.32	El Dorado	11
1.33	El Dorado Catalyst Balance	11
1.34	Environmental Assessments	11
1.35	Environmental, Health and Safety Laws	12

- ii -

TABLE OF CONTENTS (Cont'd)

Page
1.36	Event of Default	12
1.37	Excess Steam	12
1.38	Excluded Fixed Costs	13
1.39	Expiration Termination Fee	13
1.40	Facility	13
1.41	First Operating Period	13
1.42	Fixed Costs	13
1.43	Fixed Costs Monthly Charge	14
1.44	Fixed Price Purchase Option	15
1.45	Force Majeure Event	15
1.46	Fugitive Emissions	15
1.47	GAAP	16
1.48	Guarantor	16
1.49	Industrial District Payments	16
1.50	Initial Capital Investment	16
1.51	Initial Term	16
1.52	Laws	16
1.53	Maximum Use	16
1.54	Moving Average Actual Cost	16
1.55	NBV	17
1.56	NBV Payback	17
1.57	Net Distributed Cost	17
1.58	Net Sales Price	17
1.59	Nitric Acid	18
1.60	Nitric Acid Facility	18
1.61	Nitric Acid Specifications	18
1.62	Operating Fee Monthly Charge	18
1.63	Operating Period	18
1.64	Permits	18
1.65	Precious Metals	18
1.66	Production Shortfall	19
1.67	Project Agreements	19
1.68	Rebate Reconciliation Statement	19
1.69	Recovery	19
1.70	Renewal Term	19
1.71	Return on NBV	19
1.72	Right of First Refusal	19
1.73	Safety Improvement Program	19
1.74	Seasonal Effects	20
1.75	Services	20
1.76	Spill	20
1.77	Start-up Nitric Acid	20

- iii -

TABLE OF CONTENTS (Cont'd)

Page
1.78	Substitute Blended Nitric Acid	20
1.79	Surplus Nitric Acid	20
1.80	Technology Agreement	20
1.81	Term	20
1.82	Termination Date	21
1.83	Total Estimates	21
1.84	Utilities	21
1.85	Variable Costs Adjustments	21
1.86	Variable Costs Component	21
1.87	Voting Stock	21
1.88	Washdown Water	21
1.89	Waste	21
1.90	Waste Treatment Facilities	23
1.91	Waste Treatment Services	23

SECTION 2:	NITRIC ACID	23
2.1	Supply	23
2.2(A)	Nitric Acid Specifications	24
2.2(B)	Start-up Nitric Acid and Substitute Blended Nitric Acid: Specifications	24
2.3	Place of Delivery	25
2.4	Most Favored Customer	25
2.5	Sales Optimization	27
2.6	Swaps	27

SECTION 3:	MAINTENANCE AND OPERATING SERVICES	27

SECTION 4:	PRICE	30
4.1	Operating Period Costs	30
(A)	Variable Costs Component	30
(B)	Fixed Costs Monthly Charge	30
(C)	Monthly Capital Charge	30
(D)	Operating Fee Monthly Charge	30
(E)	Reconciliation of Fixed Costs; Adjustments to Fixed Costs Monthly Charge	31

4.2	Adjustments to Variable Costs Component (All Operating Periods)	32
(A)	Ammonia	32
(B)	Precious Metals	32
	(1) Catalyst Composition Adjustment	33

- iv -

TABLE OF CONTENTS (Cont'd)

Page
(C)	Electricity	33
(D)	All Other Variable Costs	33
(E)	Monthly Payments	33

4.3	Fixed Costs Reimbursements by EDNLP	33
(A)	Reimbursement of Fixed Costs for Production Shortfalls	33
(B)	Calculation of Reimbursement Payments	34
(i)	Quarterly	34
(ii)	End of Operating Period Reconciliation	34

4.4	Operating Fee Reimbursements by EDNLP	35
(A)	Reimbursement of Operating Fee Monthly Charge for Production Shortfalls	35
(B)	Calculation of Reimbursement Payments, Production Shortfalls	36
(i)	Quarterly	36
(ii)	End of Operating Period Reconciliation	36

4.5	Miscellaneous (Invoices, Forecasts and Planned Outages) Provisions	37
(A)	Forecasts by BMS	37
(B)	Forecasts by EDNLP	37
(C)	Effect of Forecasts	38
(D)	Monthly Requirement Plans	38
(E)	Planned Outages	39
(F)	Contract Maintenance Expenditures	39

4.6	Taxes	39

SECTION 5:	BMS REIMBURSEMENT, REBATE AND EGRESS FEE	41
5.1	Reimbursement and Rebate	41
5.2	Egress Fee	46

SECTION 6:	TITLE AND RISK OF LOSS	46
6.1	Ammonia	46
6.2	Nitric Acid Produced by EDNLP at the Nitric Acid Facility for BMS	46
6.3	Nitric Acid From El Dorado and Third Party Suppliers Under the Back-up Supply Plan	46
6.4	Surplus Nitric Acid	46

- v -

TABLE OF CONTENTS (Cont'd)

Page
6.5	Aqua Ammonia	47

SECTION 7:	CATALYST PAYMENT AND RECOVERY	47
7.1	Term	47
7.2	Initial Balance	47
7.3	Additions	48
7.4	Recoveries	49
7.5	Reductions	50
7.6	Catalyst Balance	50
7.7	Schedule	50
7.8	Settlement	50

SECTION 8:	NITRIC ACID WARRANTY AND TECHNOLOGY	51
8.1	Title	51
8.2	Technology Approval	51

SECTION 9:	REPRESENTATIONS, WARRANTIES AND COVENANTS	52
9.1	Representations, Warranties and Covenants of EDNLP	52
(A)	Corporate Standing	52
(B)	Binding Effect of Project Agreements	52
(C)	Consents	52
(D)	Conflicts	53
(E)	Health and Safety Covenants	53
(F)	Compliance with Laws & Permits	54
(G)	Nitric Acid Facility Capacity	55
(H)	Hazards Analyses	55
(I)	Common Carriers	55
(J)	Bankruptcy Remote	55
(K)	Quality Standards	56
(L)	Environmental Covenants	56

9.2	Representations, Warranties and Covenants of El Dorado	57
(A)	Corporate Standing	57
(B)	Binding Effect of Project Agreements	57
(C)	Consents	57
(D)	Conflicts	58
(E)	Back-up and Start-up Supply	58

9.3	Representations, Warranties and Covenants of BMS	59
(A)	Corporate Standing	59
(B)	Binding Effect of Project Agreements	59

- vi -

TABLE OF CONTENTS (Cont'd)

Page
(C)	Consents	59
(D)	Conflicts	59
(E)	Quality Standards	60
(F)	No Material Interference	60
(G)	Environmental Covenants	60
(H)	Compliance with Laws	61

SECTION 10:	AMMONIA	61
10.1	Supply by BMS	61
10.2	Supply by EDNLP	62
10.3	Measurement of Ammonia Supplied	62
(A)	Metering	62
(B)	Calibration	63
10.4	Aqua Ammonia Supply	63

SECTION 11:	UTILITIES AND CHEMICAL ADDITIVES	64
11.1	Provision of Utilities	64
11.2	Utility Quality	69
11.3	Utility Cross Connections	69
11.4	Utility Meters	69
11.5	Resale of Utilities	71

SECTION 12:	WASTE	71
12.1	Use of Sanitary Sewers	72
12.2	Cooling Tower Blowdown	73.
12.3	Routine Process Waste	73
12.4	Initial Stormwater and Additional Stormwater	74
12.5	Uncollected Stormwater	75
12.6	EDLNP’s Disposal of Waste	75
12.7	General	76

SECTION 13:	Fire Protection and Safety	77
13.1	Fire Protection	77
13.2	Safety	78
13.3	Security	80
13.4	Parking and Access	80

SECTION 14:	INTERRUPTION OF AMMONIA, UTILITIES OR NITRIC ACID	81
14.1	Interruption of EDNLP Feedstock	81
14.2	Interruption of Nitric Acid	82

- vii -

TABLE OF CONTENTS (Cont'd)

		Page
SECTION 15:	PIPELINE AND DELIVERY SYSTEM	82
15.1	Plant System	82
15.2	Connection Points	82

SECTION 16:	PERMITS	83

SECTION 17:	INSURANCE	83
17.1	EDNLP's Insurance	83
(A)	Insurance Against Public Liability	83
(B)	Workers' Compensation and Other Insurance	84
(C)	Business Interruption	84
(D)	Pollution Liability Insurance	84
(E)	Insurance Certificates	85
(F)	Deductibles	85

17.2	BMS's Insurance	85
(A)	Insurance Against Loss or Damage	85
(B)	Insurance Against Public Liability	85
(C)	Workers' Compensation and Other Insurance	86
17.3	Waiver of Subrogation Rights	86
17.4	Miscellaneous Insurance Provisions	87
17.5	Form of Policies	88
17.6	Self-Insurance	88
17.7	Blanket Coverage	89
17.8	Failure of EDNLP to Insure	89

SECTION 18:	DEFAULT AND REMEDIES	89
18.1	EDNLP Events of Default	89
18.2	EDNLP Cure Periods	91
18.3	BMS Events of Default	92
18.4	BMS Cure Periods	93
18.5	BMS Remedies for EDNLP Events of Default	94
18.6	EDNLP Remedies for BMS Events of Default	95

SECTION 19:	TERMINATION	97
19.1	BMS's Optional Termination Rights	97
19.2	EDNLP’s Optional Termination Rights	97
19.3	Automatic Termination	97
19.4	Effects of Termination	98

SECTION 20:	INDEMNIFICATION	101

- viii -

TABLE OF CONTENTS (Cont'd)

		Page
20.1	EDNLP Indemnification	102
20.2	BMS Indemnification	102
20.3	Indemnification Details	104
20.4	Notice of Proceedings	106
20.5	Insurance	107

SECTION 21:	INJUNCTIVE RELIEF	107

SECTION 22:	TERM AND RENEWALS	108
22.1	Initial Term	108
22.2	Renewals	108

SECTION 23:	RIGHT OF FIRST REFUSAL	108
23.1(A)	Change of Control Event	109
23.1(B)	Third Party Offer	109
23.2	Injunctive Relief and Specific Performance

SECTION 24:	DISPUTE RESOLUTION	110
24.1	General	110
24.2	Dispute Resolution	110
24.3	Commencement of Legal Actions	111
24.4	Governing Law	111
24.5	Submission to Jurisdiction	111
24.6	Consent to Service of Process	112

SECTION 25:	ENTIRE AGREEMENT	112

SECTION 26:	MODIFICATION	112

SECTION 27:	PAYMENTS	112

SECTION 28:	DEMURRAGE	113

SECTION 29:	COOPERATION	113

SECTION 30:	NOTICES	114

SECTION 31:	BINDING AGREEMENT	115

SECTION 32:	WAIVER	115

- ix -

TABLE OF CONTENTS (Cont'd)

SECTION 33:	CONSTRUCTION	115

SECTION 34:	COUNTERPARTS	116

SECTION 35:	ASSIGNMENT	116

SECTION 36:	AUDIT RIGHTS	116

SECTION 37:	GUARANTY	117

SECTION 38:	FORCE MAJEURE	118

SECTION 39:	CONTROLLING AGREEMENT	118

- x -

NITRIC ACID SUPPLY, OPERATING AND MAINTENANCE AGREEMENT

THIS NITRIC ACID SUPPLY, OPERATING AND MAINTENANCE AGREEMENT (this "Agreement") is made and entered into this 23rd day of October in 2008  (the "Effective Date"), by and among EL DORADO NITROGEN, L.P., a Texas limited partnership ("EDNLP"), EL DORADO CHEMICAL COMPANY, an Oklahoma corporation ("El Dorado") and BAYER MATERIALSCIENCE LLC, a Delaware limited liability company ("BMS").

W I T N E S S E T H:

WHEREAS, BMS owns and operates a chemical manufacturing facility located in Baytown, Chambers County, Texas (the "Bayer Baytown Plant");

WHEREAS, BMS engages in a manufacturing process at the Bayer Baytown Plant that requires Nitric Acid meeting certain agreed-upon specifications described in Section 2 hereof ("Nitric Acid");

WHEREAS, BMS desires to obtain Nitric Acid for use in connection with the Bayer Baytown Plant;

WHEREAS, the parties entered into a Baytown Nitric Acid Project and Supply Agreement on June 27, 1997, which provided that EDNLP build, operate and maintain a manufacturing facility capable of producing Nitric Acid (the "Nitric Acid Facility") on real property leased to EDNLP by BMS and located at the Bayer Baytown Plant;

WHEREAS, the Baytown Nitric Acid Project and Supply Agreement is expected to terminate on June 23, 2009, after the payment of the Fixed Price Purchase Option by BMS, upon which title to all assets comprising the Nitric Acid Facility, with the exception of any assets comprising the EDNLP Net Book Value as defined herein shall reside with BMS and where title to the assets comprising the EDNLP Net Book Value shall reside with EDNLP;

WHEREAS, this Agreement shall succeed the Baytown Nitric Acid Project and Supply Agreement and the terms of this Agreement shall become effective as of the Commencement Date;

WHEREAS, BMS agrees to supply ammonia that is required for the production of Nitric Acid and that is requested by EDNLP in connection with the operation of the Nitric Acid Facility and to accept, at no charge to BMS, excess steam produced therefrom;

WHEREAS, BMS agrees, in accordance with the terms and conditions of this Agreement, to supply to EDNLP certain utilities, chemical additives and services that are required for the production of Nitric Acid at the Nitric Acid Facility and to share certain facilities and services with EDNLP;

WHEREAS, EDNLP agrees to supply Nitric Acid to BMS, subject to and in accordance with the terms and conditions of this Agreement;

WHEREAS, beginning on the Commencement Date, as hereinafter defined, BMS desires to purchase from EDNLP all of

BMS's requirements for Nitric Acid for use at the Bayer Baytown Plant; and

WHEREAS, beginning on the Commencement Date, EDNLP will use reasonable efforts to market and distribute to third parties Surplus Nitric Acid manufactured at the Nitric Acid Facility that is not required by BMS;

WHEREAS, BMS and EDNLP agree that all calculations for the period of June 24, 2009 through June 30, 2009 shall be performed in accordance with the terms and conditions of the Baytown Nitric Acid Project and Supply Agreement as amended and all calculations for the purchase of Nitric Acid and related services performed after this period, with the exception of any reconciliation related to activities performed prior to that date, shall be in accordance with the terms and conditions herein; and

WHEREAS, EDNLP agrees to provide to BMS at no charge, its co-product aqueous ammonia through facilities and pipelines designed and installed by BMS, and according to the agreed upon specifications described in Section 1.6 ("Aqua Ammonia Specifications").

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

AGREEMENT

The preamble and recitals above are incorporated in this  Agreement as though each had been fully repeated herein.

SECTION 1:  DEFINITIONS
Unless otherwise defined herein, the following terms have the respective meanings assigned to them for purposes of this Agreement:

1.1    Additives – Shall mean chlorine, 32 percent caustic and 98 percent sulfuric acid as described more fully in Schedule 1.

1.2    Affiliate - Shall mean any person, partnership, corporation, or other entity that controls, is controlled by or is under common control with a specified person, partnership, corporation or other entity.  For purposes of this definition, "control" shall mean the power, whether direct or indirect, and whether by exercise of voting power or contract or otherwise, to direct the management policies and decisions of another entity.

1.3             Ammonia - All ammonia necessary for the manufacture of Nitric Acid by EDNLP at the Nitric Acid Facility at the operating rates necessary to meet BMS's requirements of Nitric Acid and EDNLP's sales requirements of Surplus Nitric Acid, which ammonia shall be supplied to EDNLP by BMS for its use and as required by EDNLP at the Nitric Acid Facility pursuant to the terms of this Agreement.

1.4           Ammonia Specifications - Shall mean the specifications for Ammonia set forth on Schedule 2 to this Agreement.

1.5           Aqua Ammonia – shall mean a co-product of the production process supplied to BMS by EDNLP as more fully described in Section 10.4.

1.6  Aqua Ammonia Specification — Shall mean the appearance, component concentrations, delivery pressures and delivery temperature as described in Section 10.4 Aqua Ammonia Supply.

1.7             Back-up Supply Plan – Shall mean that certain Back-up Supply Plan set forth in the attached Exhibit B.

1.8             Battery Limits – Shall mean the boundary lines of the Nitric Acid Facility and described more fully in Exhibit A.

1.9             Bayer Baytown Plant - Shall have the meaning set forth in the recitals.

1.10 Baytown Nitric Acid Project and Supply Agreement – Shall mean that agreement entered into by and among the parties to this Agreement on June 27, 1997 which provides the terms and conditions upon which EDNLP leased land from BMS to build the Nitric Acid Facility, as well as the terms and conditions of supplying Nitric Acid and operating and maintaining the Nitric Acid Facility, as amended.

1.11     BMS - Shall have the meaning set forth in the preamble.

1.12     BMS Capital Additions – Shall mean all capital investments after the Commencement Date made by or on behalf of BMS at the Nitric Acid Facility as determined in accordance with GAAP, including without limitation capitalized maintenance expenditures.

1.13     BMS Capital Component – Shall mean the sum of *** divided by 120 plus the monthly amortization of the BMS Capital Additions amortized evenly over a 10 year period.

1.14     BMS Catalyst Balance – Shall mean BMS’s initial balance of catalyst paid for to use in the production process of the Nitric Acid Facility, plus additions, minus reductions, that result expressed in troy ounces, and further described in Section 7 of this Agreement.

1.15     Boiler Blowdown - Shall mean water discharged from the Nitric Acid Facility to maintain optimum boiler operations at the Nitric Acid Facility.

1.16             Business Day – Shall mean any day other than a (i) Saturday, (ii) Sunday or (iii) holiday on which national banks in New York City, New York are not open for business.
1.17             Capital Costs Monthly Charge - Shall mean the sum of the EDNLP *** and ***.

 ***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

1.18    Catalyst – Shall mean the Precious Metals formed into a gauze for use in the conversion of Ammonia within the production process of the Nitric Acid Facility.

1.19    Change of Control Event - Shall mean any of the following events:

(A)           EDNLP, El Dorado or LSB Industries, Inc. (a Delaware corporation and the parent company of El Dorado, hereinafter "LSB") is merged or consolidated into or with another corporation or other legal person not affiliated with EDNLP, El Dorado or LSB and, as a result, (i) EDNLP, El Dorado or LSB, whichever is applicable, is not the surviving entity and (ii) shareholders of the acquiring party have directly or indirectly acquired more than a majority of the combined voting power of the then-outstanding voting securities of such corporation or person immediately after such transaction;

(B)           EDNLP, El Dorado or LSB sells or otherwise transfers all or substantially all of its assets (other than pursuant to a sale-leaseback transaction) to any other corporation or other legal person not affiliated with EDNLP, El Dorado or LSB, or LSB sells or otherwise transfers a majority of all of the voting equity securities of EDNLP or El Dorado to any other corporation or other legal person not affiliated with LSB and, as a result of such sale or transfer, less than a majority of the combined voting power of the then-outstanding voting securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock (as defined below) of EDNLP, El Dorado or LSB, whichever is applicable, immediately prior to such sale or transfer;

(C)           There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Securities Exchange Act of 1934) of securities representing ten percent (10%) or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of EDNLP, El Dorado or LSB (the "Voting Stock"), and such person has publicly disclosed or otherwise manifested an intention to cause the occurrence of an event described in subparagraphs (A), (B), (D) or (E) of this Section 1.18 in respect of EDNLP, El Dorado or LSB, and such person is ultimately successful in affecting the occurrence of an event described in subparagraphs (A), (B), (D) or (E) of this Section 1.18;

(D)           EDNLP, El Dorado or LSB files a report or proxy statement with the Securities and Exchange Commission,

pursuant to the Securities Exchange Act of 1934, disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change of control of EDNLP, El Dorado or LSB has occurred or will occur in the future pursuant to any then-existing contract or transaction (provided, however, that the pledge of the capital stock of LSB, EDNLP or El Dorado to a third party lender in connection with a bona fide financing transaction will not, absent a default under such financing transaction, be considered in determining whether a Change of Control Event has occurred under this Section 1.18(D)); or

(E)           If during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the directors of EDNLP, El Dorado or LSB cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the relevant company's stockholders, of each director of the relevant company first elected during such period was approved by a vote of at least a majority of the directors of the relevant company then still in office.

1.20    Commencement Date - Shall mean June 24, 2009, upon default free termination of the Baytown Nitric Acid Project and Supply Agreement.

1.21    Compliance Program - Shall have the meaning set forth in Section 9.1(F) hereof.

1.22    Condensate – Shall mean Excess Steam or condensate that meets the requirements of Schedule 1 hereof.

1.23    Delivered Unit Cost - Shall mean:

***

Where:

***

1.24           Delivery Systems - All pipelines, powerlines and other fixtures and improvements to the Bayer Baytown Plant (including, without limitation, pipe racks and other related fixtures) that comprise the systems that are necessary to transport to or from the Battery Limits: (i) Ammonia to be used

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

in the Nitric Acid Facility; (ii) Utilities and Additives to be supplied to the Nitric Acid Facility, including water treatment sewers and pipelines; (iii) Nitric Acid produced at the Nitric Acid Facility; (iv) Excess Steam (as defined herein) and Condensate; and (v) Aqua Ammonia produced at the Nitric Acid Facility.

1.25    Demonstrated Capacity - Shall mean the sum of the highest level of production of Nitric Acid at the Nitric Acid Facility during each month of any Operating Period, adjusted for normal outages and turnarounds and adjusted by Seasonal Effects.

1.26    EDNLP - Shall have the meaning set forth in the preamble.

1.27    EDNLP Catalyst Balance - Shall mean EDNLP’s initial balance of Catalyst purchased for use in the production process at the Nitric Acid Facility through the Initial Term of the Baytown Nitric Acid Project and Supply Agreement and not reimbursed by BMS, minus reductions, that result expressed in troy ounces, and further described in Section 7 of this Agreement.

1.28    EDNLP Default Termination Fee - Shall mean the EDNLP Net Book Value.

1.29    EDNLP Net Book Value - The then current Net Book Value (NBV) of assets contained within the Nitric Acid Facility purchased by EDNLP which are not included within the Initial

Capital Investment and for which BMS did not elect to pay for directly (as per Schedule 3).

1.30    Effective Date - Shall have the meaning set forth in the preamble.

1.31    Egress Fee - The throughput charge of *** per ton of Surplus Nitric Acid (one hundred percent assay basis) shipped from the Nitric Acid Facility pursuant to Section 5.2 hereof.

1.32    El Dorado – Shall have the meaning set forth in the Preamble.

1.33    El Dorado Catalyst Balance – Shall be equal to zero, as related to El Dorado as Guarantor of the Agreement.

1.34    Environmental Assessments – Shall mean:  (i) the Geotechnical Study and Environmental Baseline Assessment, report number LA1387.001, dated December 9, 1996, prepared by Geraghty & Miller, Inc. and relating to the Nitric Acid Facility; and (ii) the subsequent Geotechnical Study and Environmental Baseline Assessment prepared by Geraghty & Miller, Inc. performed July 18, 1997, prior to the date of the groundbreaking for construction of the Nitric Acid Facility.  The parties acknowledge that at the termination of this Agreement, BMS shall promptly cause a qualified environmental engineering firm to conduct an exit assessment and provide copies thereof to EDNLP and BMS.

 ***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

1.35    Environmental, Health and Safety Laws - Any and all federal, state and local laws, statutes, ordinances, rules, regulations, orders, codes and notices relating to pollution or protection of human health or the environment (including, without limitation, those relating to releases or threatened releases of pollutants, contaminants, toxic or hazardous substances or wastes into the environment) including, without limitation, the following statutes, as amended from time to time:  (a) the Resource Conservation and Recovery Act , 42 U.S.C.§ 6901 et seq.; (ii) Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.§ 9601 et seq.; (iii) Superfund Amendments and Reauthorization Act of 1986; (iv) Clean Air Act, 42 U.S.C. § 7401 et seq.; (v) The Clean Water Act, 33 U.S.C. § 1251 et seq.; (vi) Safe Drinking Water Act, 42 U.S.C. § 300f et seq.; and (vii) Toxic Substances Control Act, 15 U.S.C. § 2601 et seq. and (viii) the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq.

1.36            Event of Default - Shall have the meaning set forth in Section 18 hereof.

1.37    Excess Steam – Shall mean all excess steam or Condensate that meets the requirements of Schedule 1 hereof, and results from the production of Nitric Acid at the Nitric Acid Facility and is not required for the operation of the Nitric Acid Facility. Excess Steam shall be saturated, have a minimum pressure of seven hundred (700) P.S.I.G. at the inlet control/letdown valve at the Battery Limits and shall have a minimum of five hundred eight degrees Fahrenheit(508° F) superheat.

1.38            Excluded Fixed Costs - Shall mean any tax other than those based upon revenue or income, insurance premiums, BMS's net distributed unit costs or allocation rates for services and utilities, contract maintenance and expenses, and EDNLP hourly or salaried wage rates and benefits.

1.39            Expiration Termination Fee - Shall mean (i) $6,318,857 (ii) plus 1.1 times the EDNLP Net Book Value.

1.40            Facility – Shall have the meaning set forth in Section 11.

                    1.41    First Operating Period - Shall mean the period from June 24, 2009 through December 31, 2009.

1.42    Fixed Costs - Shall collectively mean the total amount of all fixed costs incurred by EDNLP for spending categories, as defined and as set forth on Schedule 4 hereto, in the operation, maintenance, repair and improvement of the Nitric Acid Facility other than BMS Capital Additions or Variable Costs. Fixed Costs include without limitation: ***; provided, however, that (i) all such Fixed Costs shall be directly related to the manufacture of Nitric Acid at the Nitric Acid Facility

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

and (ii) such Fixed Costs shall not include expenditures incurred in connection with:
***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

1.43    Fixed Costs Monthly Charge - Shall mean the mutually agreed upon level of Fixed Costs spending as determined pursuant to Sections 4.1(B) and 4.1(E), hereof, in each case divided by the number of full calendar months in the relevant Operating Period.

1.44    Fixed Price Purchase Option – Shall mean *** which shall be paid by BMS in conjunction with the expiration or termination of the Baytown Nitric Acid Project and Supply Agreement in exchange for title to all assets comprising the Nitric Acid Facility except for those assets comprising the EDNLP Net Book Value.

1.45    Force Majeure Event – Shall mean any circumstance materially interfering with the performance of this Agreement that is reasonably beyond the control of the party hereto that is affected by such circumstances, such as but not limited to fire; storm; flood; act of God; war; terrorist act or response to threat of terrorist act; explosion; sabotage; strike or other labor trouble; shortage of labor, utilities, fuel or energy; embargo; car shortage; accident; any new occurrence of a material environmental hazard or catastrophe; expropriation of plant, product, raw materials, utilities, fuel or energy in whole or in part by federal or state authority; inability to secure machinery or other equipment for the manufacture of the product; acts of the federal, state or local government or any

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

agency thereof, including, without limitation, any material change in Environmental, Health and Safety Laws.

1.46    Fugitive Emissions - Shall mean any gaseous or particulate contaminant entering the atmosphere without first passing through a vent designed to direct or control its flow.

           1.47    GAAP - Shall mean generally accepted United States accounting principles consistently applied.

1.48    Guarantor - Shall mean El Dorado Chemical Company.

1.49    Industrial District Payments – Shall mean those taxes levied on the Nitric Acid Facility by the City of Baytown, Texas pursuant to the Industrial District Agreements between Bayer and the City of Baytown and EDNLP and the City of Baytown, which may be amended from time to time.

1.50    Initial Capital Investment – Shall have the meaning set forth in the Baytown Nitric Acid Project and Supply Agreement.

1.51    Initial Term - Shall mean the initial term of this Agreement commencing on the Effective Date and ending on June 30th of the fifth (5th) year following the Commencement Date; unless (a) sooner terminated as provided hereunder, (b) extended in accordance with Section 22 of this Agreement or (c) extended for a period equal to the duration of a Force Majeure Event as agreed by the parties.

1.52                        Laws - Shall have the meaning set forth in Section 9.1(F) hereof.

1.53 Maximum Use – Shall mean the monthly quantities of Utilities and Additives as outlined in Schedule 1.

1.54                        Moving Average Actual Cost - Shall mean the inventory cost valuation method employed by BMS from time to time for the valuation of all raw materials utilized at the Bayer Baytown Plant.

1.55                        NBV – Shall have the meaning set forth in Schedule 3 hereof.

1.56                        NBV Payback – Shall have the meaning set forth in Schedule 3 hereof.

1.57                        Net Distributed Cost - Shall mean *** consistent with the terms and provisions of this Agreement. Such *** shall be determined and allocated in a manner consistent with the methods used by BMS from time to time ***.

1.58                        Net Sales Price - Shall mean the gross invoice price of Surplus Nitric Acid (as defined in Section 1.79 hereof)

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sold by EDNLP, net of ***.

1.59    Nitric Acid – Shall mean all product produced at the Nitric Acid Facility in accordance with the terms of the Agreement and conforming to the Nitric Acid Specifications.

1.60    Nitric Acid Facility - Shall have the meaning set forth in the recitals.

1.61    Nitric Acid Specifications - Shall mean the specifications for Nitric Acid set forth in Section 2.2 hereof.

1.62    Operating Fee Monthly Charge- Shall mean a fixed fee of *** per year divided by 12. The Operating Fee Monthly Charge is subject to adjustment upon mutual written agreement after the Initial Term and upon the expiration of each subsequent Renewal Term.

1.63    Operating Period - Shall mean the First Operating Period and any subsequent calendar year beginning on the first (1st) day of January immediately after the conclusion of the First Operating Period and ending on the last day of each December until the end of the Term; provided, however, that the

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final Operating Period shall terminate on the date of termination or expiration of this Agreement.

1.64    Permits - All necessary federal, state and local governmental permits, approvals, licenses, authorizations and consents required in connection with the design, construction and operation of the Nitric Acid Facility, including, without limitation, all construction and environmental permits.

1.65    Precious Metals – Shall mean metals, such as palladium, platinum, and rhodium, which make up the Catalyst used in the production process in the Nitric Acid Facility.

1.66    Production Shortfall - Shall mean any failure by EDNLP to provide Nitric Acid requested by BMS subject to the conditions as set forth in the Section 4.5(E) herein, up to the higher of the nameplate or Demonstrated Capacity of the Nitric Acid Facility if (and to the extent) such failure is not caused by (a) a Force Majeure Event, (b) BMS's failure to provide Ammonia, Utilities or Services (as defined herein), (c) the misalignment of a planned outage that has been properly noticed and agreed upon pursuant to Section 4.5(E) hereof, or (d) the Seasonal Effects upon the production capabilities of the Nitric Acid Facility.

1.67    Project Agreements - Shall collectively mean this Agreement and the Confidentiality Agreements dated June 24, 2002 and August 21, 2002 and any respective amendments thereto.

1.68    Rebate Reconciliation Statement – Shall have the meaning as set forth in Section 5 hereof.

1.69    Recovery – Shall mean the extraction of Precious Metals from the production process of the Nitric Acid Facility, either through sludge or gauze refining, which results in Precious Metals that will not be reintroduced into the production process, and which will be sold or held on account for one of the parties.

1.70    Renewal Term - The renewal term of this Agreement subsequent to the Initial Term shall be five (5) years in duration unless sooner terminated as provided hereunder.
1.71    Return on NBV – Shall have the meaning set forth in Schedule 3 hereof.

1.72    Right of First Refusal - Shall have the meaning set forth in Section 23 hereof.

1.73    Safety Improvement Program - Shall have the meaning set forth in Section 9.1(E)(2)(b) hereof.

1.74    Seasonal Effects - Shall mean the varying ambient conditions that may limit the Nitric Acid Facility's maximum operating rates, including but not limited to ambient temperature and humidity.

1.75    Services – Shall mean any services provided by BMS to EDNLP.

1.76    Spill - Shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting,

escaping, leaching, pumping or dispersing of gaseous, solid or liquid substances into the environment, excluding discharges allowed or permitted under Environmental, Health and Safety Laws.

1.77    Start-up Nitric Acid - Shall have the meaning set forth in Section 2.2 hereof.

1.78    Substitute Blended Nitric Acid - Shall have the meaning set forth in Section 2.2 hereof.

1.79    Surplus Nitric Acid - Shall mean any Nitric Acid produced by EDNLP at the Nitric Acid Facility that is sold to any party other than BMS and its Affiliates.

1.80 Technology Agreement - That certain Technology Sublicense and Non-Disclosure Agreement, by and between Bayer Corporation, El Dorado Nitrogen Company, ICF Kaiser Engineers, Inc. and La Grande Paroisse S.A., executed on July 28,1997.

1.81    Term - The Initial Term and all Renewal Terms of this Agreement, as determined in accordance with Section 22 hereof.

1.82    Termination Date - The date of termination of the Agreement pursuant to Section 19 or Section 23 hereof.

1.83    Total Estimates - Shall have the meaning specified in Section 4.5(C) hereof.

1.84    Utilities – Shall have the meaning set forth in Section 11 hereof. BMS shall invoice EDNLP monthly for utilities and Additives provided.

-  -

1.85    Variable Costs Adjustments - Shall have the meaning specified in Section 4.2 hereof.

1.86    Variable Costs Component - Shall mean EDNLP's variable costs in manufacturing Nitric Acid as set forth on Schedule 6 hereto and as adjusted in accordance with Section 4.2 hereof.

1.87    Voting Stock – Shall mean securities representing ten percent (10%) or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of an entity.

1.88    Washdown Water – Shall mean waste water periodically generated from essential maintenance activities within the Nitric Acid Facility’s Battery Limits and meeting the specifications in Schedule 5.

1.89    Waste - The water-borne liquid, gaseous or solid substances resulting from the Nitric Acid manufacturing process at the Nitric Acid Facility and falling within at least one of the following categories:

(A)           Sanitary Sewage - Non-Waste effluent generated in kitchens, change rooms and bathrooms at the Nitric Acid Facility as a result of activities necessary to preserve and maintain human health and hygiene.

(B)           Cooling Tower Blowdown - Shall mean waste water discharged from the Nitric Acid Facility meeting the specifications in Schedule 5.

(C)           Routine Process Waste - waste of the general types listed below, with the characteristics set forth in the attached Schedule 5:

(a)	Washdown Water;
(b)	Lab Samples;
(c)	Process Purges;
(d)	Leaks;
(e)           Boiler Blowdown; and
(f)	Ammonia Vaporizer Blowdown.

Subject to any contrary provisions of this Agreement, the Nitric Acid Facility may discharge into the overhead waste water piping to the Waste Treatment Facilities, via existing lines or those to be constructed, Routine Process Waste that meets the quality and quantity specifications set forth in Schedule 5;

(D)           Stormwater - Shall mean the following three types of precipitation falling within the Battery Limits and meeting the specifications in Schedule 5:

(1)           Initial Stormwater - Shall mean the first inch of precipitation falling on the padded areas within a twenty-four (24) hour period;

(2)           Additional Stormwater - Shall mean any precipitation falling on the padded areas in excess of the Initial Stormwater; and

(3)           Uncollected Stormwater - Shall mean any precipitation falling on unpadded areas within the Battery Limits.

(E)    Other Wastes - Shall mean any waste other than the wastes defined in this section generated at the Nitric Acid Facility (including, without limitation, oily sludge generated in the blowdown process, waste lubricating oils, construction debris and production/maintenance generated wastes).

1.90    Waste Treatment Facilities – The portion of the Nitric Acid Facility that accepts the Waste for necessary treatment and all pipelines, equipment, fixtures, and improvements appurtenant thereto.

1.91    Waste Treatment Services – The services for the treatment and disposal of Waste to be provided to the Nitric Acid Facility by BMS pursuant to the requirements of this Agreement.

SECTION 2:  NITRIC ACID

2.1      Supply - From the Commencement Date until the Termination Date, BMS and EDNLP agree that BMS shall acquire, and EDNLP shall supply, BMS's monthly requirements of Nitric Acid meeting the requirements set forth in Section 2.2(A) hereof, to the extent of BMS's needs for facilities located at the Bayer Baytown Plant, from the Nitric Acid Facility, up to the maximum monthly production of the Nitric Acid Facility.  BMS may obtain any nitric acid requirements at the Bayer Baytown Plant in excess of the available production of the Nitric Acid

 Facility from El Dorado or from any other source whatsoever. In the event of any planned or unplanned outage, BMS, EDNLP and El Dorado agree that the Back-up Supply Plan, attached hereto as Exhibit B, shall become operative, if required.

2.2 (A) Nitric Acid Specifications - EDNLP covenants that it will operate the Nitric Acid Facility to provide Nitric Acid of:

(i)  an assay of at least sixty-five percent (65%);

(ii)  an iron content of not more than one and three-tenths parts per million (1.3 ppm) on a thirty (30) day rolling average, and in no event to exceed ten parts per million (10 ppm);

(iii)  total oxides of nitrogen, as N2O3, of not more than one hundred parts per million (100 ppm);

(iv)  color of less than one hundred (100) APHA units; and

(v)  a chloride content of not more than ten parts per million (10 ppm).

           During the first five hours following any start-up of the Nitric Acid Facility, EDNLP may provide Nitric Acid meeting the minimum criteria set forth in Section 2.2(B) hereof ("Start-up Nitric Acid").  During any planned or unplanned outage, EDNLP shall be permitted to provide nitric acid meeting the minimum criteria set forth in Section 2.2(B) hereof ("Substitute Blended

Nitric Acid") pursuant to the Back-up Supply Plan set forth in Exhibit B hereto.

2.2 (B)  Start-up Nitric Acid and Substitute Blended Nitric Acid: Specifications - EDNLP covenants that Start-up Nitric Acid and Substitute Blended Nitric Acid shall meet the following minimum specifications:

  (i)  an assay of at least sixty-four percent (64%);

 (ii)  an iron content of not more than ten parts per million (10 ppm);

(iii)  total oxides of nitrogen, as N2O3, content of not more than one hundred fifty parts per million (150 ppm);

 (iv)  a color of not more than one hundred fifty (150) APHA units; and

  (v)  a chloride content of not more than ten parts per million (10 ppm).

BMS may from time to time, in its sole discretion and in the interest of improved operating efficiency or other factors, waive or relax EDNLP's compliance with  any specification set forth in Section 2.2(A) or Section 2.2(B) hereof. Any such waiver or relaxation set forth in a letter executed by BMS making reference to this Section 2.2 shall operate as an effective amendment hereto; provided, however, that no such waiver or relaxation shall preclude BMS from later restoring the previous specification by written notice to EDNLP if necessary in BMS's sole discretion.

2.3           Place of Delivery - Unless otherwise provided herein, BMS shall accept physical delivery of Nitric Acid that is purchased hereunder at the product output flange at the Battery Limits.

2.4           Most Favored Customer -

(A)  If EDNLP sells or otherwise provides Surplus Nitric Acid out of the Nitric Acid Facility, directly or indirectly through any affiliated party, to a third party for an end use similar to BMS’s end use at a total delivered price that is lower than the Delivered Unit Cost, EDNLP will immediately reduce the Variable Costs Component and/or the Operating Fee Monthly Charge for an equivalent volume of Nitric Acid by an amount sufficient to make the Delivered Unit Cost to BMS hereunder at least *** per short ton lower than the total delivered price on the Surplus Nitric Acid sold or provided to such end user.

All in-kind transfers ("swap" arrangements) otherwise permitted by Section 2.6 hereof are excluded from the operation of this paragraph.

(B)If at any time subsequent to the Commencement Date, the Nitric Acid Facility is operating at a projected production rate (after proportional adjustments for planned outages) of less than (a) 25,842 short tons of Nitric

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Acid per month and (b) 310,100 short tons of Nitric Acid per Operating Period, EDNLP may request BMS's consent to sell Surplus Nitric Acid to another customer at a total delivered price that is less than the Delivered Unit Cost (after proportional adjustment for planned outages) to BMS without reducing the Variable Costs Component and/or the Operating Fee Monthly Charge as provided by Section 2.4(A) hereof.  BMS may grant or withhold such consent in its sole discretion.

      (C)           If, in any calendar month subsequent to the Commencement Date, the Nitric Acid Facility has produced less than 25,842 short tons of Nitric Acid as a consequence of materially insufficient demand by BMS attributable to unplanned outages at downstream production units and, as a result, the Delivered Unit Cost for that calendar month exceeds the Net Sales Price divided by the number of tons of Surplus Nitric Acid sold to any third party under a pre-existing written contract between EDNLP and such third party, EDNLP shall be excused from the provisions of Section 2.4(A) in respect of third party sales under such pre-existing written contract until such time as the unit(s) causing the unplanned outage are placed back in service.

2.5           Sales Optimization - EDNLP hereby covenants that it will exercise reasonable efforts to maximize sales to third parties of Nitric Acid produced at the Nitric Acid Facility to the extent such Nitric Acid is not purchased by BMS.

2.6           Swaps - All in-kind transfers, or swap arrangements, entered into by EDNLP shall provide for the return of inventory to, or replacement of inventory by, the Nitric Acid Facility.

SECTION 3: MAINTENANCE AND OPERATING SERVICES

The Baytown Nitric Acid Project and Supply Agreement is expected to terminate on June 23, 2009, with the exception of certain calculations outlined herein, if no defaults occur, and after the payment of the Fixed Price Purchase Option by BMS who will obtain title to all assets comprising the Nitric Acid Facility, with the exception of those assets comprising the EDNLP Net Book Value.  After the Commencement Date, BMS agrees to allow EDNLP to keep those assets comprising the EDNLP Net Book Value at the Nitric Acid Facility for use in the production process.  EDNLP shall be responsible for the maintenance and operation of all assets that comprise the Nitric Acid Facility.

EDNLP shall use reasonable efforts to operate the Nitric Acid Facility in accordance with applicable industry engineering standards, past operating practices developed by EDNLP, and within the parameters prescribed in the operating and maintenance manuals. EDNLP shall monitor and document the operation and maintenance of the Nitric Acid Facility in accordance with manufacturer’s recommendations unless otherwise agreed upon by the parties during periodic review meetings.

EDNLP shall comply with all applicable Laws, and shall provide BMS upon its reasonable request access to all documentation related to the operation and maintenance of the Nitric Acid Facility.

EDNLP shall be obliged to use reasonable efforts to maintain the Nitric Acid Facility in good repair and operating condition and shall maintain the Nitric Acid Facility in regular intervals as prescribed and provided for in the maintenance manuals (if available) and shall apply at least the same standard of care it has observed in the past with the objective to maintain the Nitric Acid Facility in continuous and safe operation consistent with good engineering practices. EDNLP shall furthermore use reasonable efforts to repair the Nitric Acid Facility, whenever needed, in a proper and workman like manner using original replacement parts or replacement parts which correspond to the originals in all relevant respects including technical standards and applicable warranties. EDNLP shall periodically inform BMS of the actual maintenance and repair condition of the Nitric Acid Facility and shall also inform BMS in advance of any major maintenance work that exceeds $100,000, if reasonably possible, and as soon as reasonably possible prior to any work that requires a shutdown of the Nitric Acid Facility.

EDNLP shall not make capital investments in the Nitric Acid Facility without the prior written approval of BMS. BMS shall be free to grant or deny such approval, as the cost for such capital investments shall be borne by BMS.

If productivity advances are possible only as a result of investments or other additional costs, EDNLP shall describe to BMS in writing the reasons therefore and propose that BMS make such investments and BMS shall incur such additional costs without mark up or additions from EDNLP upon BMS approval.

If BMS determines on its own to improve the operation capacity and/or efficiency of the Nitric Acid Facility, EDNLP shall not unreasonably withhold its cooperation or participation in such projects.

EDNLP shall not perform or implement changes which may have a significant influence on the process, operation, construction, yields and safety of the Nitric Acid Facility, including any sub-soil work without BMS’s prior written approval, which shall, where applicable, be subject to the provisions in this Agreement.

SECTION 4: PRICE

4.1           Operating Period Costs - For all Nitric Acid that EDNLP supplies to BMS during Operating Periods, BMS shall pay to EDNLP the following:

(A)           Variable Costs Component - For each short ton of Nitric Acid provided hereunder, BMS shall pay to EDNLP, on a monthly basis, an amount equal to the Variable Costs

Component as defined in Schedule 6 (as adjusted pursuant to Section 4.2 hereof).

(B)           Fixed Costs Monthly Charge - Within fifteen (15) days of the conclusion of each calendar month, BMS shall also pay to EDNLP the Fixed Costs Monthly Charge.  The Fixed Costs Monthly Charge in each Operating Period shall be 1/12 of the annually agreed upon fixed cost budget. The annually agreed upon fixed cost budget will be determined in the quarter prior to the start of the Operating Period but not less than thirty (30) days before the start of the new Operating Period subject to any possible adjustments as provided in Section 4.1(E) hereof.

(C)           Monthly Capital Charge - Within fifteen (15) days of the conclusion of each calendar month, BMS shall also pay to EDNLP the Capital Costs Monthly Charge.

(D)           Operating Fee Monthly Charge - Within fifteen (15) days of the conclusion of each calendar month during each Operating Period, BMS shall also pay to EDNLP the Operating Fee Monthly Charge in respect of the preceding calendar month.

(E)           Reconciliation of Fixed Costs; Adjustments to Fixed Costs Monthly Charge - (i) At the end of each Operating Period, EDNLP shall provide BMS with a detailed statement of Fixed Costs actually incurred during such period and in the form set forth in Schedule 4 hereto.  BMS shall reimburse EDNLP for

*** of all Fixed Costs incurred in such Operating Period in excess of the aggregate of all Fixed Costs Monthly Charges paid by BMS during the Operating Period, or EDNLP shall reimburse BMS *** of the aggregate of all Fixed Costs Monthly Charges paid by BMS during the Operating Period, in excess of the Fixed Costs actually incurred; provided, however, that the reimbursements described above shall be adjusted to reflect the elimination of changes in Excluded Fixed Costs from such reimbursement.  Increases or decreases attributable to an expansion or contraction of the hourly or salaried work force shall in all cases be subject to the Fixed Costs sharing arrangement described in the second sentence of this Section 4.1(E).
(ii) At the end of each Operating Period, EDNLP shall reimburse BMS for *** of the excess of those Fixed Costs constituting estimated Excluded Fixed Costs paid by BMS in any Operating Period over the level of actual Excluded Fixed Costs incurred by EDNLP in the subject Operating Period, and BMS shall reimburse EDNLP for *** of the excess of actual Excluded Fixed Costs incurred by EDNLP over those Fixed Costs constituting estimated Excluded Fixed Costs paid by BMS in any Operating Period.

(iii) Reimbursement amounts due under this Section 4.1(E) shall be issued through either a debit or credit,

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as appropriate, by EDNLP within forty-five (45) days of the end of the relevant Operating Period.

(iv) In the event that the annual reconciliations hereunder result in consistent changes in the level of end of Operating Period Fixed Costs, the parties agree to negotiate in good faith appropriate adjustments to the Fixed Costs Monthly Charges to minimize the cash flow impact of such consistent changes.

4.2           Adjustments to Variable Costs Component (All Operating Periods) - During each Operating Period, the Variable Costs Component shall be adjusted in accordance with the following:

  (A)           Ammonia - BMS shall pay to EDNLP the actual cost of Ammonia each month and at the actual consumption rate per ton Nitric Acid.
(B)           Precious Metals – BMS shall pay to EDNLP the Precious Metals charges at the agreed-to unit cost for Precious Metals and the agreed-to consumption levels in troy ounces per ton Nitric Acid produced at the Nitric Acid Facility set forth in Section 4.2(B)(1) herein. Within fifteen (15) days after completion of fabrication of the replacement gauze, EDNLP will issue a debit or credit to BMS for: (i) the difference of the actual unit cost versus the agreed to unit cost for replacement metals; (ii) for the actual consumption quantities of Precious Metals; and (iii) for the Precious

 Metals cost and consumption quantities applicable to the sale of Surplus Nitric Acid as as described more fully in Section 5.1(A) herein.

(1) Catalyst Composition Adjustments. For each production campaign, the parties will evaluate and agree to in writing, the composition of catalyst gauze used in the Nitric Acid Facility in an effort to improve ammonia conversion efficiency and/or reduce associated operating costs.

(C)           Electricity -EDNLP shall bill BMS the actual cost of electricity each month at a consumption rate not to exceed 65,000 KWH per day.

  (D)           All Other Variable Costs – BMS shall pay EDNLP (using actual tons Nitric Acid delivered to BMS) for all other variable costs.

The adjustments described in this Section 4.2 are hereinafter collectively referred to as the "Variable Costs Adjustments."

(E)  Monthly Payments – All variable costs and fees described in this Section 4.2 shall be netted such that one payment shall occur per month.

4.3           Fixed Costs Reimbursements by EDNLP

(A)           Reimbursement of Fixed Costs for Production Shortfalls - During each Operating Period, EDNLP shall reimburse BMS for those Fixed Costs absorbed by Production Shortfalls.  Reimbursement payments due under this Section 4.3 shall be made by EDNLP, on an estimated basis, within thirty (30) days of the end of each calendar quarter and, on a final reconciliation basis, within forty-five (45) days of the end of the relevant Operating Period, as provided below:

(B)           Calculation of Reimbursement Payments

(i)           Quarterly - Quarterly Fixed Costs reimbursement payments shall be calculated in accordance with the following formula:
***

Where:

***

If seasonal fluctuations in Nitric Acid Facility throughput make the quarterly reimbursement payments hereunder impracticable, the parties hereto may agree to an annual reimbursement by EDNLP to BMS of Fixed Costs absorbed by Production Shortfalls.

(ii)                      End of Operating Period Reconciliation - At the end of each Operating Period, the parties shall calculate

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the actual Fixed Costs reimbursement payments due BMS in respect of such Operating Period in accordance with the following formula:
***
Where:

***

The end-of-Operating-Period reimbursement payment due BMS shall be reduced by the amount of any estimated payments made by EDNLP under Section 4.3(B)(i) hereof.  In the event the amount due BMS under this Section 4.3(B)(ii) is less than the aggregate amount of the estimated payments under Section 4.3(B)(i), BMS shall promptly reimburse the overpayment.

4.4           Operating Fee Reimbursements by EDNLP

(A)           Reimbursement of Operating Fee Monthly Charge for Production Shortfalls - During each Operating Period, EDNLP shall reimburse BMS for the portion of the Operating Fee Monthly Charge absorbed by Production Shortfalls. Reimbursement

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payments due under this Section 4.4 shall be made by EDNLP, on an estimated basis, within thirty (30) days of the end of each calendar quarter and, on a final reconciliation basis, within forty-five (45) days of the end of the relevant Operating Period, as provided below:

(B)           Calculation of Reimbursement Payments, Production Shortfalls -
(i)           Quarterly - Quarterly operating fee  reimbursement payments shall be calculated in accordance with the following formula:
***
Where:
***

If seasonal fluctuations in Nitric Acid Facility throughput make the quarterly reimbursement of the Operating Fee Monthly Charge hereunder impracticable, the parties hereto may agree to an annual reimbursement by EDNLP to BMS of the Operating Fee Monthly Charge absorbed by Production Shortfall.

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

(ii)                      End of Operating Period Reconciliation - At the end of each Operating Period, the parties shall calculate the actual Operating Fee reimbursement payments due BMS in respect of such Operating Period in accordance with the following formula:
***
Where:
***

***

The reimbursement payment due BMS shall be reduced by the amount of any estimated payments made by EDNLP under Section 4.4(B)(i) hereof.  In the event the amount due BMS under this Section 4.4(B)(ii) is less than the aggregate amount of the estimated payments under Section 4.4(B)(i), BMS shall promptly reimburse the overpayment.

4.5           Miscellaneous (Invoices, Forecasts and Planned Outages) Provisions –

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(A)           Forecasts by BMS - Not less than ninety (90) days before the end of each Operating Period, BMS shall provide to EDNLP an eighteen (18) month written forecast as to the anticipated quantity of Nitric Acid to be purchased by BMS during each month of the following Operating Period and as to the schedule on which Nitric Acid is to be purchased.  Such forecasts shall include anticipated daily use rates of Nitric Acid by BMS.
(B)           Forecasts by EDNLP - Prior to the Commencement Date and not less than ninety (90) days before the end of each Operating Period, EDNLP shall provide to BMS (a) an eighteen (18) month written sales forecast as to the quantity of Nitric Acid produced at the Nitric Acid Facility anticipated to be sold to third parties by EDNLP during the subsequent eighteen (18) month period and the schedule on which Nitric Acid is to be sold.

    (C)           Effect of Forecasts - The parties shall add five percent (5%) to the monthly and total estimates provided by BMS under Section 4.5(A), the sum of each of which shall be hereinafter referred to as the "Total Estimates."  For Nitric Acid in excess of the Total Estimates, EDNLP may sell to third parties at any time Nitric Acid produced at the Nitric Acid Facility on a daily, monthly or annual basis, and BMS shall have no claim to such Nitric Acid in excess of the Total Estimates.  Except as provided in the foregoing sentence, all forecasts and estimates provided under this Section 4.5 shall be for information and planning purposes only and shall not be construed as firm orders or firm commitments on either party's part.

(D)           Monthly Requirement Plans - Not less than five (5) days prior to the end of each month, BMS shall provide a 90 day requirements plan for Nitric Acid.  Such requirement plans shall be subject to reasonable revision, modification or cancellation, and to unplanned outages at the Bayer Baytown Plant or the Nitric Acid Facility.  Not less than five (5) days prior to the end of each month, EDNLP shall provide BMS with a monthly total requirements plan for Nitric Acid.  Such EDNLP total requirements plan shall be subject to reasonable revisions, modification or cancellation and to unplanned outages at the Bayer Baytown Plant, the Nitric Acid Facility or plants of third party customers, or El Dorado's Arkansas plant.

                (E)           Planned Outages - EDNLP shall provide to BMS at least sixty (60) days' notice of any planned outage of the Nitric Acid Facility, and shall schedule any such outage only with the prior written consent of BMS (which shall not be unreasonably withheld).  BMS shall provide to EDNLP at least sixty (60) days' notice of any planned outage of any relevant production unit located at Baytown.  Initial scheduling of planned outages of the Nitric Acid Facility shall be completed prior to December 15th of the previous year for the subsequent year.  However, circumstances may arise which require a change to the initial schedule.  When BMS or EDNLP discover that a change to the planned outage schedule is necessary, the request shall be communicated to the other party as soon as reasonably possible.  EDNLP agrees to work with BMS and use reasonable efforts to accommodate all requested changes to the planned outage schedule.

The parties shall make reasonable efforts to work together to coordinate outages to prevent any adverse impact that may be caused by a planned outage of the Nitric Acid Facility or any other relevant production unit in Baytown.

(F)           Contract Maintenance Expenditures - EDNLP shall consult with BMS on all major contract maintenance activities to manage contract maintenance costs as referenced in Schedule 4 hereof.

4.6                      Taxes –
(A) During the Term, EDNLP shall be responsible for and pay all Industrial District Payments and ad valorem taxes and assessments, both general and special, levied on the Nitric Acid Facility or the assets comprising the EDNLP Net Book Value in accordance with this Section 4.6.  Such payments shall be reimbursed by BMS as part of the Fixed Costs described in Section 4 and Schedule 4.

(B) EDNLP has executed an agreement with the City of Baytown, Texas (the “City”) regarding additional payment to the City as a result of the construction and operation of the Nitric Acid Facility.  As soon as practical, BMS and EDNLP shall make reasonable efforts to enter into new or modified agreements with the City of Baytown in accordance with this section to separate the ownership of the Nitric Acid Facility and EDNLP Net Book Value for future taxing purposes.

(C)  Other Taxes:  In addition to the above taxes, EDNLP shall also pay all federal, state or local sales, excise or use taxes levied against the activities at the Nitric Acid Facility, or against the assets comprising the EDNLP Net Book Value.  EDNLP shall also submit a list of the personal property leased by EDNLP and maintained at the Nitric Acid Facility to the appropriate official of Chambers County and shall pay all taxes applicable thereto.  At the request of BMS, EDNLP shall provide BMS with evidence of such payments.  Such payments shall be reimbursed by BMS as part of the Fixed Costs described in Section 4 and Schedule 4.
(D)  Information:  Any appropriate taxing authority shall have reasonable access to the Nitric Acid Facility upon reasonable notice to EDNLP and subject to compliance with BMS and EDNLP health, safety and welfare policies.  EDNLP shall also furnish such documentary information as reasonably required by such authority.

(E)  All new taxes, excises and other governmental charges, including, without limitation, all charges for Waste, sewer, solid waste disposal and similar services, and all increases in existing taxes, excises and charges, except taxes on or measured by revenues or income or similar taxes imposed after the Commencement Date of this Agreement, or after the date any price is determined or modified, on or as a result of the production, sale or transportation of the goods sold hereunder that EDNLP may be required to pay, may be added to the Fixed Costs.

SECTION 5:  BMS REIMBURSEMENT, REBATE AND EGRESS FEE

5.1	Reimbursement and Rebate–
(A) In addition to the various reimbursement payments due to BMS, in any Operating Period, EDNLP shall reimburse BMS for a portion of the Precious Metals charges attributable to Surplus Nitric Acid sales paid to EDNLP by BMS under section 4.2(B). Reimbursement payments due under this section 5.1(A) shall be made by EDNLP, on an estimated basis within 30 days of the end of each calendar quarter and on an actual basis through a final reconciliation within forty-five (45) days of the end of the relevant Operating Period as provided below:

(i) Quarterly – The quarterly reimbursement payment shall be calculated in accordance with the following formula:

***
  Where:

***

(ii) End of Operating Period Reconciliation – At the end of each Operating Period EDNLP shall calculate the actual reimbursement payment due BMS in respect of such Operating Period in accordance with the following formula:

***

  Where:

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***

The reimbursement payment due BMS shall be adjusted by the amount of any estimated payments made by EDNLP under Section 5.1(A)(i) hereof. In the event the amount due BMS under this Section 5.1(A)(ii) is less than the aggregate amount of the estimated payments made under Section 5.1(A)(i), BMS shall promptly reimburse the overpayment.

(B) In addition to the various reimbursement payments due to BMS, in any Operating Period EDNLP shall pay to BMS a rebate for a portion of the aggregate Net Sales Price of all Surplus Nitric Acid sold by EDNLP.

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Reimbursement payment due under this section 5.1(B) shall be made by EDNLP, on an estimated basis within 30 days of the end of each calendar quarter and on a final reconciliation basis within forty-five (45) days of the end of the relevant Operating Period as provided below:

(i) Quarterly – Quarterly rebate payment shall be calculated in accordance with the following formula:

***

  Where:

***
(ii) End of Operating Period Reconciliation – At the end of each Operating Period, EDNLP shall calculate the actual rebate payment due BMS in respect of such Operating Period in accordance with the following formula:

                ***

  Where:

***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

***

The rebate payment due BMS shall be adjusted by the amount of any estimated payments made by EDNLP under Section 5.1(B)(i) hereof. In the event the amount due BMS under this Section 5.1(B)(ii) is less than the aggregate amount of the estimated payments made under Section 5.1(B)(i), BMS shall promptly reimburse the overpayment.

Notwithstanding the foregoing, the rebate payments due BMS under this Section 5.1(B) shall not result in EDNLP’s retention of less than *** per short ton (***) from such Surplus Nitric Acid sales; provided, however, that in the event that the Net Sales Price less the reimbursement made under Section 5.1(A), that amount divided by the total tons of Surplus Nitric Acid sold to third parties, is less than *** per short ton of Surplus Nitric Acid, EDNLP will not retain more than the Net Sales Price less the reimbursement made under Section 5.1(A).

                                                (C)    Within forty-five (45) days of the end of each Operating Period, EDNLP shall deliver to BMS a statement containing the detailed calculation of such rebate (each, a

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

"Rebate Reconciliation Statement"). The Rebate Reconciliation Statement shall be supported by a summary sales report prepared by EDNLP which shall reflect the total quantity and sales of Surplus Nitric Acid sold from the Nitric Acid Facility during the relevant Operating Period.

5.2           Egress Fees - EDNLP shall pay to BMS an Egress Fee for all Surplus Nitric Acid sold by EDNLP.

SECTION 6:  TITLE AND RISK OF LOSS

6.1           Ammonia - EDNLP shall have title to and risk of loss of Ammonia when such Ammonia enters the input flange to the Nitric Acid Facility.

6.2           Nitric Acid Produced by EDNLP at the Nitric Acid Facility for BMS - When BMS receives the Nitric Acid at the Nitric Acid output flange, title to and risk of loss of the Nitric Acid shall pass to BMS.

6.3           Nitric Acid From El Dorado and Third Party Suppliers Under the Back-up Supply Plan - When nitric acid is shipped from El Dorado or a third party to BMS at the Bayer Baytown Plant pursuant to the Back-up Supply Plan, title to and risk of loss of the nitric acid shall pass to BMS at the battery limits of the El Dorado plant or the third party plant, F.O.B. such producing plant.

6.4           Surplus Nitric Acid - When Surplus Nitric Acid is shipped from the Nitric Acid Facility to a third party customer,

EDNLP's standard terms and conditions of sale shall be F.O.B. Nitric Acid Facility and shall provide that title to and risk of loss of the Nitric Acid pass to the third party customer at the Battery Limits of the Nitric Acid Facility.

6.5           Aqua Ammonia — BMS shall have title to and risk of loss of Aqua Ammonia at the EDNLP output flange at the Battery Limits of the Nitric Acid Facility.
SECTION 7:   CATALYST PAYMENT AND RECOVERY

7.1  Term - This Section shall remain in full force and effect for a period of twenty years from the Commencement Date of this Agreement, notwithstanding the termination of this Agreement, in part or in whole.

7.2  Initial Balance - Both EDNLP and BMS have previously invested in Catalyst, comprised of Precious Metals, which have been or continue to be used in the production process of the Nitric Acid Facility, represented by an initial balance which represents each party’s total unrecovered investment in the Catalyst to date.  The BMS initial Catalyst balance contains: (i) the amount of Catalyst purchased as part of the Initial Capital Investment; (ii) plus the quantity of Precious Metals paid for by BMS to replenish or repair Catalyst subsequent to the start up of the Nitric Acid Facility up to the Commencement Date of this Agreement; (iii) less any sludge or other Precious Metals recoveries from the process credited to BMS subsequent to the start up of the Nitric Acid Facility up to the Commencement Date of this Agreement; (iv) less any metals sold by EDNLP on behalf of BMS prior to the Commencement Date.

The EDNLP initial Catalyst balance contains: (i) that amount of Catalyst paid for by EDNLP, for which EDNLP has not been reimbursed, subsequent to the start up of the Nitric Acid Facility up to the Commencement Date of this Agreement; (ii) less any sludge or other Precious Metals recoveries from the process credited to EDNLP subsequent to the start up of the Nitric Acid Facility up to the Commencement Date of this Agreement; (iv) less any metals allocated to EDNLP and sold by EDNLP prior to the Commencement Date.

Initial balances shall be adjusted for any Catalyst credits or debits resulting from the reconciliation of the refining and Recovery of the Catalyst in use as of the Commencement Date.

7.3  Additions – All Catalyst or Precious Metals purchased under this Agreement shall be added to the Catalyst balance of BMS.

7.4  Recoveries - During the effective period of this Agreement, EDNLP’s third party provider shall conduct, at EDNLP’s request, attempted Recoveries by (i) removing sludge or Precious Metals found within the Nitric Acid Facility, if any, and (ii) having the sludge or Precious Metals processed and refined to recover any Precious Metals.  Upon termination or expiration of this Agreement and continuing for the twenty (20)

year term of this Section 7, the attempted Recovery shall be conducted by (i) removing sludge or Precious Metals found within the Nitric Acid Facility, if any, and (ii) having the sludge or Precious Metals processed and refined to recover any Precious Metals.

Any Precious Metals Recovery from the production process at the Nitric Acid Facility shall be allocated among the parties based on the then-current EDNLP Catalyst Balance and BMS Catalyst Balance.  For example, if 100 troy ounces of Precious Metals are recovered and the EDNLP Catalyst Balance is 1,000 troy ounces and the BMS Catalyst Balance is 9,000 troy ounces, then 90 troy ounces would be allocated to the BMS Catalyst Balance, because the BMS Catalyst Balance represents 90% of the sum of the BMS Catalyst Balance and the EDNLP Catalyst Balance. The remaining 10 troy ounces would be allocated to the EDNLP Catalyst Balance.

During the term of this Agreement, upon receiving the Precious Metals from the Recovery, EDNLP shall, based on the allocation method described above and at BMS’s option, either (i) transfer to BMS its allocation of the actual metals; or (ii) sell the BMS allocation of Precious Metals at the then current market price and provide BMS with the proceeds from such sale, as directed by BMS.  After the expiration or termination of this Agreement, upon receiving the Precious Metals from the Recovery, BMS shall, based on the allocation method described above and at

EDNLP’s option, either (i) transfer to EDNLP its allocation of the actual metals; or (ii) sell the EDNLP allocation of Precious Metals at the then current market price and provide EDNLP with the proceeds from such sale, as directed by EDNLP.  During the effective term of this Agreement and upon termination or expiration of this Agreement, EDNLP shall bear the appropriate proportion of Recovery charges based on the allocation method described above.

7.5  Reductions – Each party’s Catalyst balance shall be decreased by the troy ounces of Precious Metals recovered under the previous section, if any.

7.6  Catalyst Balance - BMS shall maintain, or instruct EDNLP to maintain, balances of each Precious Metal used in the Catalyst in troy ounces.  The BMS Catalyst Balance shall be calculated by increasing the initial catalyst balance by the additions referred to above, minus the reductions referred to above.  The EDNLP Catalyst Balance shall be calculated by reducing the initial Catalyst balance by the reductions referred to above.

7.7 Schedule – Any attempt to recover Catalyst or to remove sludge at the Nitric Acid Facility shall require the prior written consent of BMS.  EDNLP shall further have the right, and BMS shall provide reasonable notice to EDNLP of its occurrence, to direct a mutually agreed upon third party observer to witness any Catalyst sludge or Precious Metals recoveries performed by BMS in accordance with this Section 7 of this Agreement.  The parties shall be required to employ industry standards to reach a settlement for each sludge or Precious Metals recovery.

7.8 Settlement - Upon the expiration of this Section 7 which has a term of twenty years, the parties agree to negotiate in good faith to reach a settlement as to the remaining EDNLP Catalyst Balance.  The parties recognize that the value of this settlement shall be dependent on the timing of the recoveries, the then-current market value of the Precious Metals, the expected recovery rates, and the recoveries previously credited to EDNLP during the term of this Section 7 of this Agreement.

Upon termination of this Agreement, any amounts paid by BMS under Section 4.2 as a prepayment for Catalyst or Precious Metals and not used for refining or refabricating of Catalyst, and that has not been reimbursed by EDNLP to BMS under Section 5.1, shall be returned to BMS within thirty (30) days of the termination date.

SECTION 8:  NITRIC ACID WARRANTY AND TECHNOLOGY

8.1           Title - EDNLP warrants that the Nitric Acid delivered by it shall conform to the Nitric Acid Specifications and shall be free of all liens and encumbrances.  Upon delivery to BMS, BMS shall obtain good and marketable title to the Nitric Acid.  EDNLP shall be released from this warranty if and to the extent that the failure to meet the Nitric Acid Specifications was attributable to BMS's failure to meet the specifications for, or quantities of, Ammonia or Utilities.  The parties hereby agree to take reasonable efforts to mitigate the application of this Section by promptly notifying the other party of any detected deficiency in the Ammonia and Utilities provided.

8.2           Technology Approval -  The Technology Agreement became effective on July 28, 1997 provides that Bayer Corporation or its assignees, designees or affiliates have and shall continue to have the right to continue to use the technology necessary to operate the Nitric Acid Facility from and after the Termination Date.

SECTION 9:  REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1           Representations, Warranties and Covenants of EDNLP - EDNLP hereby represents and warrants to BMS as follows:

(A)           Corporate Standing - EDNLP is a Limited Partnership duly organized, validly existing and in good standing under the laws of the State of Texas, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification.  EDNLP has the full corporate power and authority to enter into and perform this Agreement and to consummate the transactions therein.  The execution, delivery and performance of this Agreement is authorized by all necessary corporate action of EDNLP.

(B)           Binding Effect of Project Agreements - This Agreement constitutes legal, valid and binding obligations of EDNLP, enforceable against EDNLP in accordance with their terms.  The execution, delivery and performance of this Agreement does not violate or conflict with any provision of the Certificate of Limited Partnership or Agreement of Limited Partnership of EDNLP.

(C)           Consents - Except for the Permits, no consent, approval or authorization from, notice to, or filing or registration with, any governmental authority or agency, or from, to or with any other person or entity under any contract, license or agreement to which EDNLP is a party, is necessary or required to be obtained or made by EDNLP in connection with the execution, delivery or performance of this Agreement by EDNLP or the consummation by EDNLP of the transactions contemplated by this Agreement.
(D)           Conflicts - There is no:

(1)           litigation or governmental proceeding pending or, so far as is known to any officer of EDNLP, threatened, which in any such case, would prohibit or materially delay the ability of EDNLP to execute, deliver and perform this Agreement in accordance with its terms;

(2)           asserted claim or basis for any claim of default, breach of liability under or violation of any law, rule or regulation applicable to EDNLP, which in any such case, would prohibit or materially delay the ability of EDNLP to execute, deliver and perform this Agreement in accordance with its terms; nor

(3)           any agreement or order to which EDNLP is a party or by which EDNLP is bound, which in any such case, would prohibit or materially delay the ability of EDNLP to execute, deliver and perform this Agreement in accordance with its terms.

(E)           Health and Safety Covenants -

(1)           EDNLP represents and warrants that EDNLP is a member in good standing of the American Chemistry Council.

(2)(a)  EDNLP hereby agrees to exercise reasonable efforts to operate the Nitric Acid Facility with the objective of achieving an Occupational Health and Safety Administration total Recordable Occupational Injury or Illness rate (as defined in 29 C.F.R. § 1904.12 (1996); hereinafter "Recordable Incidence Rate") goal consistent with BMS's Recordable Incidence Rate goal for the Bayer Baytown Plant.

(b)  In the event that injuries at the Nitric Acid Facility indicate to BMS in its reasonable discretion that there exists (i) a pattern of improper safety practice by EDNLP at the Nitric Acid Facility, (ii) a failure of EDNLP to maintain a safe working environment at the Nitric Acid Facility, then EDNLP shall meet with representatives of BMS to develop and implement a safety improvement program ("Safety Improvement Program") for the Nitric Acid Facility to bring its operations into compliance or to cure the shortcomings BMS has identified to EDNLP and EDNLP shall take all reasonable steps to implement such Safety Improvement Program.

(F)           Compliance with Laws & Permits - (1) EDNLP shall exercise reasonable efforts to operate the Nitric Acid Facility in full compliance with all applicable federal, state and local laws, statutes, ordinances, rules, regulations, orders, codes, judgments, decrees and other governmental requirements applicable to EDNLP and/or the Nitric Acid Facility (including, without limitation, Environmental, Health and Safety Laws) (collectively, "Laws") and in compliance with the terms of all applicable operating, environmental, occupancy and other permits and similar requirements.  EDNLP shall promptly notify BMS of the occurrence of any violation of any such Law and/or the occurrence of any reportable Spill or reportable environmental release at the Nitric Acid Facility.

(2)           In the event that any occurrences at the Nitric Acid Facility indicate to BMS in its reasonable discretion that there exists a pattern of conduct resulting in frequent or material violations of Laws, EDNLP shall meet with representatives of BMS promptly and upon request of BMS to develop and implement a remedial program ("Compliance Program") for the Nitric Acid Facility to bring its operations into compliance with Laws or to cure the shortcomings identified to EDNLP by BMS, and EDNLP shall take all reasonable steps to implement such Compliance Program.

(G)           Nitric Acid Facility Capacity - EDNLP shall use reasonable efforts to operate and maintain the Nitric Acid Facility to have a production capacity of 476,000 short tons of Nitric Acid per year.

(H)           Hazards Analyses - EDNLP shall perform periodic revalidation process hazards analyses (PHAs) of the Nitric Acid Facility (including nitric acid provided under the Back-up Supply Plan).  Representatives of BMS may participate in such safety hazards analyses.

(I)           Common Carriers - EDNLP shall select common carriers for the transportation of Surplus Nitric Acid in accordance with the principles of the Responsible Care initiative of the American Chemistry Council.

(J)           Corporate Purpose -    EDNLP covenants that the corporate purpose of EDNLP, as set forth in its Agreement of Limited Partnership, is (a) to engage in all activities reasonably related to (i) the production of Nitric Acid at the Nitric Acid Facility, (ii) the provision of Nitric Acid to BMS pursuant to this Agreement and (iii) the sale of Surplus Nitric

Acid produced at the Nitric Acid Facility to third parties and (b) to engage in all activities reasonably related to maintenance and operation of the Nitric Acid Facility.

(K)           Quality Standards - EDNLP will cooperate with BMS to achieve such quality standards and certifications (for example, ISO 9000 standards) as either party may reasonably request.

(L) Environmental Covenants – EDNLP covenants and warrants (i) that no underground tanks have been installed under the real property upon which the Nitric Acid Facility is located during the term of the Baytown Nitric Acid Project and Supply Agreement and EDNLP covenants and warrants that it shall not install any such tanks without the prior written approval of BMS; (ii) EDNLP agrees to indemnify and hold harmless BMS from and against any and all losses, damages, claims, costs, liabilities and expenses (including reasonable attorney’s fees and court costs) arising from any treatment, storage or disposal of any unauthorized waste or reporting a Spill or release of any unauthorized waste into the environment resulting from EDNLP’s operation of the Nitric Acid Facility, and (iii) that EDNLP shall remediate any environmental Spill or release of any unauthorized waste identified during the environmental assessment which shall be conducted upon termination or expiration of this Agreement that was not identified in the Environmental Assessments conducted previously unless EDNLP can reasonably demonstrate that such environmental Spill or unauthorized waste was not caused, or would not have been caused, by the operation of the Nitric Acid Facility and by the negligence or acts of EDNLP.

9.2           Representations, Warranties and Covenants of El Dorado - El Dorado hereby represents and warrants to BMS as follows:

(A)           Corporate Standing - El Dorado is a corporation duly organized, validly existing and in good standing under the laws of the state of Oklahoma, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification.  El Dorado has the full corporate power and authority to enter into and perform this Agreement and to consummate the transactions therein.  The execution, delivery and performance of this Agreement is authorized by all necessary corporate action of El Dorado.

(B)           Binding Effect of Project Agreements - This Agreement constitutes legal, valid and binding obligations of El Dorado, enforceable against El Dorado in accordance with their terms.  The execution, delivery and performance of this Agreement does not violate or conflict with any provision of the Articles of Incorporation or Bylaws of El Dorado.

(C)           Consents - Except for the Permits, no consent, approval or authorization from, notice to, or filing or registration with any governmental authority or agency, or from, to or with any other person or entity under any contract, license or agreement to which El Dorado is a party is necessary or required to be obtained or made by El Dorado in connection with the execution, delivery or performance of this Agreement by El Dorado or the consummation by El Dorado of the transactions contemplated by this Agreement.

(D)           Conflicts - There is no:

(1)  litigation or governmental proceeding pending or, so far as is known to any officer of El Dorado, threatened, which, in any such case, would prohibit or materially delay the ability of El Dorado to execute, deliver and perform this Agreement in accordance with its terms;

(2)  asserted claim or basis for any claim of default, breach of liability under or violation of any law, rule or regulation applicable to El Dorado, which, in any such case, would prohibit or materially delay the ability of El Dorado to execute, deliver and perform this Agreement in accordance with its terms; nor

(3)  any agreement or order to which El Dorado is a party or by which El Dorado is bound, which, in any such case, would prohibit or materially delay the ability of El Dorado to execute, deliver and perform this Agreement in accordance with its terms.

(E)           Back-up Supply - El Dorado will supply nitric acid to BMS in accordance with the Back-up Supply Plan set forth in Exhibit B hereof.

9.3           Representations, Warranties and Covenants of BMS - BMS hereby represents and warrants to EDNLP as follows:

(A)           Corporate Standing - BMS is a Delaware limited liability company, validly existing and in good standing under the laws of the State of Delaware.  BMS is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification. BMS has the full power and authority to enter into and perform this Agreement to which BMS is a party and to consummate the transactions therein.  The execution, delivery and performance of this Agreement is authorized by all necessary action of BMS.

(B)           Binding Effect of Project Agreements - This Agreement constitutes legal, valid and binding obligations of BMS, enforceable against BMS in accordance with its terms.  The execution, delivery and performance of this Agreement does not violate or conflict with any provision of the certificate of formation of BMS.

(C)           Consents - Except for the Permits, no consent, approval or authorization from, or notice to, or filing or registration with any governmental authority or agency, or from, to or with any other person or entity under any contract, license or agreement to which BMS is a party is necessary or required to be obtained or made by BMS in connection with the execution, delivery or performance of this Agreement by BMS or the consummation by BMS of the transactions contemplated by this Agreement.

(D)           Conflicts - There is no:

(1)  litigation or governmental proceeding pending or, so far as is known to any officer of BMS, threatened, which, in any such case, would prohibit or materially delay the ability of BMS to execute, deliver and perform this Agreement in accordance with its terms;

(2)  asserted claim or basis for any claim of default, breach of liability under or violation of any law, rule or regulation applicable to BMS, which, in any such case, would prohibit or materially delay the ability of BMS to execute, deliver and perform this Agreement in accordance with its terms; nor

(3)  any agreement or order to which BMS is a party or by which BMS is bound; which, in any such case, would prohibit or materially delay the ability of BMS to execute, deliver and perform this Agreement in accordance with its terms.

(E)                     Quality Standards - BMS will cooperate with EDNLP to achieve such quality standards and certifications (for example, ISO 9000 standards) as either party may reasonably request.

(F)                No Material Interference – Subject to the performance obligations by EDNLP under this Agreement, BMS agrees that, in the exercise of its rights under this Agreement, BMS shall not act in a manner which would materially interfere with the operations of the Nitric Acid Facility by EDNLP.

(G)       Environmental Covenants – (i)  Other than may be indicated in the Environmental Assessments, BMS covenants and warrants it has not filed and has not been required to file any notice under any Environmental, Health and Safety Law indicating past or present treatment, storage or disposal of any unauthorized waste or reporting a Spill or release of any unauthorized waste into the environment onto the Nitric Acid Facility from areas within the Bayer Baytown Plant other than the Nitric Acid Facility; and (ii) in addition to the other indemnifications contained herein, BMS agrees to indemnify and hold harmless EDNLP from and against any and all losses, damages, claims, costs, liabilities and expenses (including reasonable attorney’s fees) arising from the soil or ground water contamination if the source of such contamination of the Nitric Acid Facility is found to be from a location within the Bayer Baytown Plant other than the Nitric Acid Facility.

                           (H)     Compliance with Laws:  BMS shall use reasonable efforts to operate the Bayer Baytown Plant in full compliance with all Laws and in compliance with the terms of all applicable operating, environmental, occupancy and other permits and similar requirements.  BMS will promptly notify EDNLP of the occurrence of any violation of any such Law which would materially impact EDNLP’s operation of the Nitric Acid Facility.

SECTION 10:  AMMONIA
10.1                      Supply by BMS - BMS shall supply to EDNLP at the Battery Limits of the Nitric Acid Facility the Ammonia required for EDNLP's use in manufacturing Nitric Acid and supplying Aqua Ammonia to BMS; provided, however, that BMS shall not be obligated to supply EDNLP with more than one hundred twenty percent (120%) of the monthly nameplate requirements of the Nitric Acid Facility.  BMS shall charge EDNLP for the Ammonia at BMS's Net Distributed Cost on a Moving Average Actual Cost basis. BMS warrants that the Ammonia supplied hereunder shall meet the applicable Ammonia Specifications set forth on the attached Schedule 2.  BMS covenants that such Ammonia shall be free of all liens and encumbrances.  The Ammonia shall be delivered by or on behalf of BMS to EDNLP at the Battery Limits of the Nitric Acid Facility via the Delivery System or other agreed-upon mechanism. BMS shall invoice EDNLP monthly for Ammonia provided by BMS.

10.2                      Procurement of Ammonia by EDNLP - Subject to the terms of any ammonia procurement contracts between BMS and its ammonia supplier(s) and subject to the satisfactory resolution of any logistical issues between BMS and EDNLP regarding the segregation and maintenance of ammonia inventory, the parties hereby agree that upon EDNLP's request, the parties will negotiate in good faith the possibility of the sourcing of ammonia for Surplus Nitric Acid sales by EDNLP on its own behalf (provided, however, that this clause shall not be interpreted to require BMS to pay any premium, increased cost or penalty for Ammonia under its procurement contracts as a result of such direct sourcing by EDNLP).

10.3                      Measurement of Ammonia Supplied

(A)           Metering – The certified pipeline delivery meter, or if necessary the back-up meter, shall be the basis upon which any charges will be assessed against EDNLP for the consumption of Ammonia. EDNLP shall operate and maintain metering equipment to measure EDNLP's consumption of the Ammonia supplied by pipeline. EDNLP shall also operate and maintain metering equipment that measures the transfer of Aqua Ammonia to BMS supplied by pipeline.

(B)           Calibration - EDNLP shall calibrate all meters in accordance with manufacturer's recommendations.  EDNLP shall calibrate the meters relative to each other.  EDNLP shall designate one meter as the primary meter from which all readings shall be taken.  The second meter's readings shall be used during failure, testing or recalibration of the first meter and to periodically verify the reading of the first meter.  EDNLP shall also permit BMS, at BMS's expense, to inspect the meters at any time, provided such inspection does not unreasonably interfere with EDNLP's operations at the Nitric Acid Facility.

10.4 Aqua Ammonia Supply: EDNLP shall supply to BMS at the Battery Limits of the Nitric Acid Facility, Aqua Ammonia that has been produced in the manufacture of Nitric Acid. The intent is that the supply will normally meet BMS's needs although availability will depend upon the Nitric Acid unit being on-stream. BMS will have a back-up supply of ammonium hydroxide available as a contingency. The estimated properties for Aqua Ammonia are described as follows:

• Appearance- Clear, colorless liquid.
Concentration- Ammonium hydroxide concentration 15-35% expressed as percent ammonia.
• Oil- Maximum 0.7%
• Iron- Maximum 0.1%
Delivery Pressure- minimum- 60 psig, typical- 90 psig, maximum- 275 psig
• Delivery Temperature (F)- Typical- Ambient
Delivery Flow (#/hr as NH3)- Typical- 30 #/hr, Maximum- 75 #/hr

BMS expressly acknowledges that EDNLP makes no guarantee but shall put forth reasonable efforts that Aqua Ammonia will conform to all the properties described herein [although all

Aqua Ammonia delivered hereunder shall contain at least ten percent (10%) ammonium hydroxide concentration expressed as a percentage ammonia, suspended in an inert aqueous solution]. BMS agrees to accept all Aqua Ammonia from EDNLP as it is delivered via pipeline to BMS. BMS shall not require EDNLP to perform any chemical analyses of Aqua Ammonia prior to its delivery to BMS.

SECTION 11:  UTILITIES
11.1                      Provision of Utilities - BMS shall supply certain utilities and additives in specified quantities (each, a "Utility" and “Additive”) based on certain assumptions set forth in Schedule 1, to the Nitric Acid Facility for use in the manufacture of Nitric Acid and operation and maintenance of the Nitric Acid Facility, such supply to be in the amounts and manner provided in this Section 11.  EDNLP warrants that the quantities provided in Schedule 1 are a good faith estimate of the quantities of Utilities it will consume at an annual production rate of 476,000 short tons of Nitric Acid per year.  It is expressly understood that BMS shall not be obligated to supply any Utilities or Additives other than those specifically listed in this Agreement and that BMS shall not be obligated to supply such Utilities or Additives in excess of the quantities provided for in Schedule 1.  BMS's obligations hereunder shall at all times remain subject to any competing priorities BMS may have at the BMS Baytown Plant for such Utilities or Additives.

BMS shall provide all such Utilities and Additives to the Nitric Acid Facility at the Battery Limits in accordance with the specifications set forth on Schedule 1 hereto and at BMS's Net Distributed Cost.

    (A)           Water - The Bayer Baytown Plant is served by public utility-supplied and plant-supplied water that is piped through and from the Bayer Baytown Plant. BMS agrees to supply to the Nitric Acid Facility at the Battery Limits: (i) boiler feed water; (ii) fire water; (iii) potable water; (iv) plant (non-potable) water; and (v) demineralized water in the amounts and at the specifications set forth in Schedule 1. BMS shall supply all water at BMS's Net Distributed Cost.

              (B)           Nitrogen - BMS agrees to supply to the Nitric Acid Facility at the Battery Limits, at BMS's Net Distributed Cost, nitrogen gas through pipelines located at or on the Bayer Baytown Plant in the amounts and in the specifications set forth in Schedule 1.

(C)           Air - BMS agrees to supply to the Nitric Acid Facility at the Battery Limits, at BMS's Net Distributed Cost:  (i) plant air and (ii) instrument air through pipelines located at or on the Bayer Baytown Plant in the amounts and in the specifications set forth in Schedule 1.
(D)           Steam - BMS agrees to supply to the Nitric Acid Facility at the Battery Limits, at BMS's Net Distributed Cost, six hundred thirty pounds per square inch gauged steam through pipelines located at or on the Bayer Baytown Plant in the amounts and in the specifications set forth in Schedule 1.

(E)           Natural Gas - BMS agrees to supply to the Nitric Acid Facility at the Battery Limits, at BMS's Net Distributed Cost, natural gas through pipelines located at or on the Bayer Baytown Plant in the amounts and at the specifications set forth in Schedule 1.

(F)           Chlorine - BMS agrees to supply to the Nitric Acid Facility at the Battery Limits at BMS's Net Distributed Cost, chlorine through pipelines located at or on the Bayer Baytown Plant in the amounts and in the specifications set forth in Schedule 1.

(G)           Caustic - BMS agrees to supply to the Nitric Acid Facility at the Battery Limits at BMS's Net Distributed Cost, 32 percent caustic through pipelines located at or on the Bayer Baytown Plant in the amounts and in the specifications set forth in Schedule 1.

(H)           Electrical Power - (1) A cogeneration facility ("Facility") exists at the Bayer Baytown Plant. The Nitric Acid Facility shall obtain its electric requirements from the Facility at such time as the Facility supplies electric energy to the Bayer Baytown Plant. All references to electricity for the conduct of operations at the Nitric Acid Facility shall mean and refer to the supply of electric requirements for the Nitric Acid Facility.

(2)           BMS agrees to supply electrical power to the Nitric Acid Facility at the Battery Limits. The electrical power shall be supplied at the same cost as electric energy is supplied to BMS under the Energy Services Agreement between Bayer Corporation and Calpine Construction Finance Company, L.P. and subsequently assigned to BMS plus applicable BMS distribution fees.

(3)           In the event that the supply of electric requirements to the Nitric Acid Facility as contemplated by this Section 11.1(H) does or is likely to result in a regulatory consequence that imposes burdens upon BMS, then EDNLP will without the expenditures of funds cooperate with BMS and engage in commercially reasonably measures to mitigate the effects of such regulatory consequences and burdens.

(4) The obligations of the parties hereunder will not be affected in the event that the Facility is unable to produce electric energy in sufficient quantities to meet EDNLP's electric requirements (e.g., back-up power), so long as electric energy is available from other sources, including the grid, to supply EDNLP’s electric requirements in the same manner and by the same means as BMS's electric energy requirements at the Bayer Baytown Plant are supplied. In those instances when EDNLP's electric requirements are supplied by other sources as contemplated by the preceding sentence, then the price to EDNLP for the supply of EDNLP's electric requirements shall be the cost to BMS for electric energy from such other sources, plus EDNLP's pro rata share of the infrastructure and distribution costs.

(5)                     Notwithstanding anything to the contrary herein contained, the parties desire to confirm that EDNLP shall be relieved of its obligation to supply Nitric Acid to BMS to the same extent as: (i) provided in Section 14.1 of this Agreement; (ii) as provided under the Force Majeure Event provisions of this Agreement;(iii) and/or as otherwise provided under this Agreement, in the event there is a failure to deliver electricity to the Nitric Acid Facility.

(I)           Sulfuric Acid:    BMS provides 98% sulfuric acid deliveries to EDNLP for the cooling tower via tank trucks.  Trucks are typically scheduled on Wednesday of each week.  The supplier monitors the sulfuric acid tank level.  Based on this information 98% sulfuric acid deliveries are scheduled by BMS as needed.  EDNLP may also contact the BMS Environmental Control Department and Utilities (ECDU) to be put on the schedule for the next delivery, at least one day in advance.  Approval of the certificate of analysis is done by the polyurethane quality area prior to delivery to EDNLP.  At the end of the month, BMS informs EDNLP of the amount of 98% sulfuric acid delivered during the month.  EDNLP then reports this number to BMS accounting, which is then included in the monthly Variable Costs Component

11.2                      Utility Quality

(A)           BMS makes no warranty with regard to the quality or quantity of the Utilities or Additives made available to the Nitric Acid Facility under this Agreement.
(B)           EDNLP shall be released from the warranty contained in Section 8 of this Agreement as to Nitric Acid produced at the Nitric Acid Facility if and to the extent EDNLP can establish that the failure to meet the Nitric Acid Specifications was attributable to BMS's failure to meet the relevant specifications for, or quantities of, Ammonia or Utilities provided to the Nitric Acid Facility.  EDNLP shall exercise reasonable efforts to mitigate the application of this section by promptly notifying BMS of any detected deficiency in the Utilities provided.

11.3                      Utility Cross Connections

EDNLP agrees to maintain and operate the utility cross connection systems as originally designed to prevent possible cross contamination between the Nitric Acid Facility's processes and a given Utility or possible cross contamination between two Utility streams.

11.4                      Utility Meters

(A)           EDNLP shall operate and maintain existing demand metering equipment to measure the Nitric Acid Facility's demand and consumption of the Utilities and Additives.  The readings will be the basis upon which any charges will be assessed against EDNLP for the consumption of Utilities and Additives, unless any reading is proven to be in error in accordance with Section 11.4(B).

(B)           EDNLP shall calibrate all meters in accordance with manufacturer's recommendations.  EDNLP shall give BMS three (3) days notice of, and BMS has the right to observe the calibration of any meters installed by EDNLP.  EDNLP shall recalibrate each meter as recommended by the manufacturer.  If during any such periodic recalibration any meter is found to be inaccurate by more than the manufacturer's tolerances, then EDNLP shall repair or recalibrate such meter to the manufacturer's tolerances. If a meter is inaccurate by more than the manufacturer's tolerances, the party that has benefited from the inaccuracy shall refund to the other party one hundred percent (100%) of the discrepancy, back to the date of the last calibration or, if identifiable, back to the date of the failure that triggered the inaccuracy.  EDNLP agrees to exercise reasonable efforts to conduct all meter readings, inspections, recalibrations and repairs in such a manner that it will not unreasonably interfere with BMS's operations at the Bayer Baytown Plant.  BMS may, at BMS's expense, inspect the meters at any time, provided such inspection does not unreasonably interfere with the operation of the Nitric Acid Facility.

(C)           If any inspection by BMS reveals an inaccurate meter (as determined under the preceding paragraph), then the parties shall negotiate an appropriate adjustment to be made to the cost of the affected Utility.

 (D)                      EDNLP shall provide the electricity, 32% caustic, and chlorine usage to BMS each month to be used for monthly billing.

           (E)                      BMS shall use the data collection system (currently PI) to determine the monthly Utility usages from the EDNLP meters.

(F)                      EDNLP shall provide BMS a summary of each Utility usage each month.  This summary will serve as a reference to the values obtained in 11.4(E) and shall be included in the monthly Fixed Costs Monthly Charge and Variable Costs Component.  EDNLP and BMS shall exercise commercially reasonable efforts to resolve any significant discrepancies in a timely manner.

 11.5                      Resale of Utilities

EDNLP covenants that it shall not sell, transfer or distribute to any other party (including Affiliates of EDNLP) those Utilities or Additives provided to the Nitric Acid Facility by BMS pursuant to this Agreement.

SECTION 12:  WASTE

Wastes from the Nitric Acid Facility may be described by the following categories:
1.	Sanitary Sewage;
2.	Cooling Tower Blowdown;
3.	Routine Process Wastes;
4.	Stormwater; and
5.	Other Wastes.

BMS reserves the right to test the Waste streams and, in the event BMS notifies EDNLP that the Waste streams do not comply with Schedule 5, EDNLP shall promptly take all appropriate action to bring the Waste streams into compliance with Schedule 5.  In addition, BMS may assess EDNLP a surcharge to cover the actual costs of all special handling and extra treatment incurred by BMS for Waste that fails to meet established specifications.  In no case shall BMS be required to accept Waste that will cause BMS to exceed limits imposed by permits.  With BMS's prior approval, which shall not unreasonably be withheld, EDNLP may construct and locate additional lines for transportation of the Waste, provided that all such Waste, other than Sanitary Sewage, is processed and directed above ground.  BMS shall invoice EDNLP for such use of the Waste Treatment Facilities on a Net Distributed Cost basis and such costs shall be included in the Variable Cost Component.

 12.1                      Use of Sanitary Sewers

EDNLP shall discharge all Sanitary Sewage or Waste into the existing sanitary sewer system or Waste Treatment Facilities in such a manner as to ensure that such discharges comply with Laws and do not unreasonably interfere with BMS operations at the Bayer Baytown Plant.  EDNLP shall promptly correct any nonconforming discharges. EDNLP shall not allow any third party or any other site source to cause any substance, including Waste, to be discharged into the sanitary sewer system on the Nitric Acid Facility or the Bayer Baytown Plant.  EDNLP shall use reasonable efforts to make no discharges that violate any:  (i) Laws; (ii) insurance or underwriting rules or regulations disclosed to or known by EDNLP on or prior to the Commencement Date; or (iii) revised insurance or underwriting rules or regulations reasonably imposed by BMS's loss prevention consultants and insurance carriers following the Commencement Date. EDNLP shall grant BMS access to all records and files that relate in any manner to any discharge by EDNLP into the sanitary sewer system during the term of this Agreement.  BMS reserves the right to analyze, at its sole cost and expense, Sanitary Sewage at the tie-in points.

 12.2                      Cooling Tower Blowdown

EDNLP may discharge into BMS's Cooling Tower Blowdown header, via existing lines or lines to be constructed, Cooling Tower Blowdown that meets the quality and quantity specifications set forth in Schedule 5.  To ensure that the Cooling Tower Blowdown is acceptable for treatment in the Waste Treatment Facilities, any chemicals used in the cooling tower must be approved by BMS.

 12.3                      Routine Process Waste

(1)           In connection with the production of Nitric Acid by EDNLP at the Nitric Acid Facility, EDNLP anticipates producing Routine Process Waste of the general types listed below, with the characteristics set forth in the attached Schedule 5:

(a)	Washdown Water;
(b)	Lab Samples;
(c)	Process Purges;
(d)	Leaks;
(e)           Boiler Blowdown; and
(f)	Ammonia Vaporizer Blowdown.

(2)           Subject to any contrary provisions of this Section 12, EDNLP may discharge into the overhead waste water piping to the Waste Treatment Facilities, via existing lines or those to be constructed, Routine Process Waste from the Nitric Acid Facility that meets the quality and quantity specifications set forth in Schedule 5.  With BMS's prior approval, which shall not unreasonably be withheld, EDNLP may construct and locate additional lines for transportation of

Routine Process Waste, provided that all such Routine Process Waste is processed and directed above ground.

 12.4                      Initial Stormwater and Additional Stormwater

EDNLP shall install, operate and maintain facilities to capture all Initial Stormwater and Additional Stormwater that falls on padded areas.  EDNLP shall construct such facilities so that the Initial Stormwater is segregated from the Additional

Stormwater.  EDNLP shall discharge (pump) the Initial Stormwater along with the Routine Process Wastes, via existing pipelines or those to be constructed, into the Waste Treatment Facilities.  EDNLP shall sample the Additional Stormwater and analyze the pH and general appearance of the Additional Stormwater to ensure that it does not exceed the permissible contamination levels for Additional Stormwater described in Schedule 5.  If the Additional Stormwater does not exceed the permissible contamination levels set forth in Schedule 5, then EDNLP shall discharge the Additional Stormwater, via existing pipelines or those to be constructed, into the Bayer Baytown Plant's stormwater system.  If the Additional Stormwater exceeds the permissible contamination levels set forth in Schedule 5, then EDNLP shall hold the Additional Stormwater until it can be discharged, via existing pipelines or those to be constructed, into the Waste Treatment Facilities, provided that BMS has analyzed the Additional Stormwater and determined that based on level of contamination and volume, the Waste Treatment Facilities can accept such Additional Stormwater.

 12.5                      Uncollected Stormwater

Uncollected Stormwater will be directed, via pipelines, existing or to be built, or by ground elevation, to BMS's underground stormwater piping.  EDNLP will not allow contamination of Uncollected Stormwater.

 12.6                      EDNLP's Disposal of Other Wastes

EDNLP shall be solely responsible for the proper segregation, storage and disposal of any other Waste (including, without limitation, oily sludge from the ammonia separation system, waste lubricating oils, construction debris and production/maintenance generated wastes) generated at the Nitric Acid Facility, the storage, conveyance, treatment and disposal of which shall be performed in accordance with all applicable Environmental, Health and Safety Laws and all BMS guidelines and procedures.  EDNLP shall use waste management services mutually agreed upon by the parties for the segregation and disposal of such other wastes.  BMS shall not reimburse EDNLP for any costs associated with the storage, conveyance, treatment and disposal process of other waste except as otherwise provided in this Agreement.

 12.7                      General

(A)           BMS shall maintain the Waste Treatment Facilities in good condition and repair and in such a manner as to allow the Waste to be treated and discharged in compliance with all applicable Laws, including, without limitation, Environmental, Health and Safety Laws.  EDNLP shall maintain any pipelines, sumps, sump pumps or other facilities located on the Nitric Acid Facility in compliance with all applicable Laws, including without limitation, Environmental, Health and Safety Laws.

(B)           Upon reasonable notice, EDNLP and BMS shall each grant to the other access to all properties, records and files relating to the deliveries and discharge of Waste.  BMS and EDNLP shall submit written reports to each other containing such matters and information as are reasonably requested by the other party.

(C)           EDNLP shall be responsible for ensuring that the Nitric Acid Facility maintains compliance with all leak detection and repair programs related to Fugitive Emissions as mandated by all applicable Environmental, Health and Safety Laws.

(D)           EDNLP shall be responsible, at its expense, for all costs associated with the proper containment, clean-up, treatment and disposal of all Spills and materials contaminated by such Spills arising from EDNLP's operation of the Nitric Acid Facility.  EDNLP shall employ the Spill remediation services and disposal outlets mutually agreed upon by the parties.

(E)           EDNLP shall operate and maintain, metering equipment to measure EDNLP's discharge of Routine Process Waste and Cooling Tower Blowdown into the Waste Treatment System.

SECTION 13:  FIRE PROTECTION, SAFETY AND SECURITY

13.1                      Fire Protection

(A)           With the prior written approval of BMS, which will not be unreasonably withheld, EDNLP may make such additions to the fire protection system at the Nitric Acid Facility as EDNLP requires for the protection of the Nitric Acid Facility.  BMS shall maintain in good condition and repair and shall make available for the benefit of the Nitric Acid Facility in case of an emergency the portion of the fire protection system located at or on the Bayer Baytown Plant.  EDNLP, at its cost and expense, shall maintain in good condition and repair and shall make available for the benefit of the Bayer Baytown Plant in case of an emergency the portion of the fire protection system located at the Nitric Acid Facility.  EDNLP shall be responsible for notifying the designated authority of emergencies occurring at the Nitric Acid Facility.  EDNLP shall only use water from the fire protection system for emergency purposes and shall immediately report any such use to the designated authority at the Bayer Baytown Plant.

(B)           BMS agrees to furnish the fire-fighting services for the Nitric Acid Facility that BMS has available for the protection of its own property and personnel.  EDNLP agrees to cooperate with BMS in furnishing such services, including participating in any fire drill procedures at the Nitric Acid Facility, as reasonably requested by BMS.  Subject to the prior execution of confidentiality agreements in form and substance satisfactory to BMS and its counsel, BMS agrees to grant EDNLP and its insurance carriers access to the Bayer Baytown Plant and the improvements located thereon as required by EDNLP's insurance carriers for inspections related to fire protection or other safety measures.

 13.2                      Safety

(A)           EDNLP will use reasonable efforts to operate the Nitric Acid Facility according to sound engineering practice and all applicable Laws and regulations.  In the interest of promoting a safe manufacturing environment, EDNLP and BMS agree to meet quarterly to discuss and review safety items of mutual interest.

(B)           EDNLP shall maintain and use the public address system that is integrated with the Bayer Baytown Plant public address system so as to permit centralized emergency notification and other central announcements to personnel at the Nitric Acid Facility.  BMS shall maintain connections for the public address system at the Battery Limits.

(C)           BMS will provide EDNLP with a list of VHF radio frequencies for routine use at the Nitric Acid Facility and for emergency communication with the BMS disaster response office.  EDNLP shall utilize radio equipment capable of transmitting and receiving information on the assigned frequencies.

(D)           BMS will provide EDNLP with phosgene monitoring badges for use by EDNLP personnel at the Nitric Acid Facility.  EDNLP shall require the use of such badges by all personnel at the Nitric Acid Facility, and shall cause such badges to be handled and examined in accordance with BMS safety rules applicable to the use and examination of such badges.

(E)           Emergency Response – BMS shall provide an Emergency Response Team for incidents including but not limited to firefighting and rescue.  BMS shall provide equipment (fire truck, rescue truck, ambulance) and personnel for emergency response.  BMS shall provide air monitoring on the Bayer Baytown Plant perimeter and in the community, as necessary.  BMS will put any EDNLP emergency message on the CAER (Community Awareness Emergency Response) Line.  EDNLP is responsible for making all required notifications.  BMS shall assist with communications with outside emergency response teams, as necessary.  EDNLP shall provide one representative to guide BMS if emergency response is needed at EDNLP.  BMS schedules off-site training classes for fire brigade (Fire School) and rescue team (Rescue School) training.  EDNLP may participate along with BMS employees for this training, provided the EDNLP pays for their employees.

Bayer shall perform annual drills and shall allow EDNLP to participate in such drills.

    (F)           Hurricane Response – During potential hurricane events BMS coordinates Bayer Baytown Plant activities as outlined in the BMS safety procedure.  Status meetings shall occur as needed and as outlined in the BMS safety procedure.  EDNLP is expected to provide a representative to these meetings.  In the event of an evacuation, EDNLP will provide one hurricane

“ride-out” team member to stay in the plantsite, along with BMS ride-out personnel, during the evacuation period.

 13.3                      Security

For purposes of security planning, EDNLP is included in the BMS security requirements as regulated by the U.S. Coast Guard. EDNLP shall be responsible for providing internal security for the Nitric Acid Facility. BMS shall have no responsibility for the internal security of the Nitric Acid Facility. BMS will provide perimeter security and trucking services at the Bayer Baytown Plant perimeter.

Where allowed by law, BMS will provide security for EDNLP within the fenceline.  EDNLP will follow BMS security procedures for EDNLP employees, visitors, and contractors and shall participate in BMS security training and drills.  BMS is responsible for tank truck access into and out of the Bayer Baytown Plant.  Truck drivers are required to provide a valid drivers license with photo identification and HazMat certification.  EDNLP is responsible for the truck drivers from the time they arrive at the Nitric Acid Facility until they depart back the truck gate to exit the Bayer Baytown Plant.   EDNLP shall provide and maintain a security camera on its absorber which can be controlled by BMS security staff.

            13.4                      Parking and Access

EDNLP officers, directors, employees, agents, contractors and invitees may park in the parking lots located on the Bayer Baytown Plant, and such parties shall use access routes designated by BMS to reach the Nitric Acid Facility, in each case.  EDNLP officers, directors, employees, agents, contractors and invitees shall observe all conditions imposed by BMS for parking and security at the Bayer Baytown Plant.  EDNLP officers, directors, employees, agents, contractors and invitees shall have access to the Nitric Acid Facility at all times during the Term of this Agreement; provided, however, that EDNLP officers, directors, employees, agents, contractors and invitees must observe Bayer Baytown Plant security procedures at all times. BMS may restrict the access of EDNLP officers, directors, employees, agents, contractors and invitees in the event of an emergency.

                                (A)           EDNLP shall maintain a four (4) spot truck loading and unloading rack for nitric acid and the three (3) spot truck unloading rack for Ammonia.

SECTION 14:  INTERRUPTION OF AMMONIA, UTILITIES OR NITRIC ACID

14.1                      Interruption of EDNLP Feedstock - If BMS is unable to or fails to deliver Ammonia, Utilities, or Additives to the Nitric Acid Facility as required, then EDNLP may procure such Ammonia, Utilities, or Additives elsewhere through any commercially reasonable source.  Notwithstanding the foregoing, EDNLP may supply such Ammonia, Utilities, and Additives through the infrastructure of the Bayer Baytown Plant only with the prior approval of BMS, which shall not be unreasonably withheld.  Any procurement by EDNLP of Ammonia, Utilities, or Additives from parties other than BMS shall be at EDNLP's risk, and shall have no effect on the warranty made to BMS by EDNLP pursuant to Section 8 hereof.  Nitric acid produced using such Ammonia shall first be supplied to BMS.  If BMS is unable to or fails to deliver Ammonia, Utilities, or Additives, EDNLP's sole exclusive remedy for such failure is set forth in Section 18 hereof.

14.2                      Interruption of Nitric Acid - If EDNLP is unable to or fails to provide BMS's monthly Nitric Acid requirements for the Bayer Baytown Plant and EDNLP is unable to provide back-up supply to BMS, then BMS may procure such nitric acid elsewhere through any commercially reasonable source.  EDNLP shall permit BMS to use EDNLP's four (4) spot truck loading and unloading rack if BMS requires use of the same for the receipt of nitric acid from third party suppliers.  EDNLP shall perform the unloading activities.

SECTION 15:  PIPELINE AND DELIVERY SYSTEM OPERATION AND MAINTENANCE

15.1                      Plant Systems - EDNLP shall operate and maintain the systems necessary to transport Ammonia, Utilities,

Additives, Waste or other material provided or handled by the Delivery Systems to or from tie-in points at the Battery Limits to the Nitric Acid Facility.

15.2                      Connection Points - BMS shall be responsible for operating and maintaining the Delivery Systems outside of the Battery Limits of the Nitric Acid Facility.  EDNLP shall be responsible for operating and maintaining the Delivery Systems inside the Nitric Acid Facility.

SECTION 16:  PERMITS

EDNLP shall be responsible for the preparation, filing and cost of obtaining and maintaining all Permits related to the operation of the Nitric Acid Facility.  BMS reserves the right to approve, or to disapprove, all Permit applications prepared by EDNLP and EDNLP shall give BMS at least ten (10) days to review permit applications.  BMS shall provide EDNLP reasonable assistance as necessary to obtain the Permits as EDNLP may request.  EDNLP shall provide BMS reasonable assistance to transfer the Permits upon the expiration or termination of this Agreement.

SECTION 17:  INSURANCE

17.1                      EDNLP's Insurance - EDNLP shall maintain, or cause to be maintained, the following insurance:

(A)           Insurance Against Public Liability - EDNLP shall procure and maintain in effect at all times from the

Commencement Date until the expiration or termination of this Agreement: automobile liability, comprehensive general and excess liability insurance policies applying to bodily injury (including death) and third party property damage arising from the activities of EDNLP under the Project Agreements.  Such coverage shall have a minimum combined single limit of liability of at least Five Million Dollars ($5,000,000) and a general aggregate limit of at least Five Million Dollars ($5,000,000).  All such policies shall be written to apply to all bodily injury, property damage, personal injury and other losses occurring during the policy term.  Such coverage shall also contain endorsements:  (A) deleting any employee exclusion on personal injury coverage; (B) including employees as additional insureds; (C) deleting any liquor liability exclusion; (D) providing for coverage of employer's automobile non-ownership liability; (E) providing for fire legal liability coverage; (F) providing for explosion, collapse and underground liability coverage; and (G) providing for contractual liability.

(B)           Workers' Compensation and Other Insurance - EDNLP shall also carry workers' compensation insurance and such other forms of insurance that EDNLP is required by law to provide, covering loss resulting from injury, sickness, disability or death of the employees of EDNLP arising out of and in the course of their employment to the extent required by law, together with employer's liability coverage with a limit of at least One Million Dollars ($1,000,000).

(C) Business Interruption – Business interruption insurance shall be carried at the discretion and cost of EDNLP.  BMS shall not be responsible for payment or reimbursement of any premiums or deductibles related to such business interruption insurance.  BMS shall have no rights to make a claim under any business interruption insurance that may be carried by EDNLP.

(D) Pollution Liability Insurance – EDNLP shall carry sudden and accidental pollution liability insurance. Such coverage shall have a limit of at least Five Million Dollars ($5,000,000) per occurrence and annual aggregate.

(E) Insurance Certificates – EDNLP shall provide a copy of all applicable insurance certificates to BMS within ten (10) days following the Commencement Date, and on an annual basis thereafter.

(F) Deductibles:  In all cases, BMS shall be responsible for the payment of the deductibles for insurance as mentioned above, including without limitation, the deductible under pollution insurance purchased by EDNLP for the Nitric Acid Facility, but excluding business interruption insurance.

17.2                      BMS's Insurance - BMS shall maintain, or cause to be maintained, the following insurance:

(A)           Insurance Against Loss or Damage - BMS shall maintain or cause to be maintained in effect at all times during the Term, property insurance to the extent BMS reasonably deems adequate for the Nitric Acid Facility and the assets comprising the EDNLP Net Book Value and keep it, and all of the Catalyst, and equipment and machinery comprising the Nitric Acid Facility insured on a replacement value basis and on an all-risk basis, which shall include coverage for the following without limitation: perils of earthquake, windstorm, flood, fire or other casualty; vandalism and malicious mischief; coverage for replacement costs and cost of demolition endorsements; and comprehensive boiler and machinery coverage.

(B)           Insurance Against Public Liability - BMS shall procure and maintain in effect at all times from the Commencement Date until the expiration or termination of this Agreement, automobile liability, comprehensive general and excess liability insurance policies applying to bodily injury (including death) and third party property damage arising from the activities of BMS under the Project Agreements.  Such coverage shall have a minimum combined single limit of liability of at least Five Million Dollars ($5,000,000) and a general aggregate limit of at least Five Million Dollars ($5,000,000).  All such policies shall be written to apply to all bodily injury, property damage, personal injury and other covered losses occurring during the policy term.  Such coverage shall also contain endorsements: (A) deleting any employee exclusion on personal injury coverage; (B) including employees as additional insureds; (C) deleting any liquor liability exclusion; (D) providing for coverage of employer's automobile non-ownership liability; (E) providing for fire legal liability coverage; (F) providing for explosion, collapse and underground liability coverage; and (G) providing for contractual liability.

(C)           Workers' Compensation and Other Insurance - BMS shall also carry workers' compensation insurance and such other forms of insurance that BMS is required by law to provide covering loss resulting from injury, sickness, disability or death of the employees of BMS arising out of and in the course of their employment to the extent required by law, together with employer's liability coverage with a limit of at least One Million Dollars ($1,000,000).

17.3                      Waiver of Subrogation Rights - Notwithstanding anything to the contrary herein, EDNLP and BMS each waive all of its insurer’s rights of recovery, claim, action or cause of action against the other, its agents, officers, directors, shareholders or employees for any loss or damage that may occur to the Nitric Acid Facility, or any personal property of either party hereto, by reason of any cause or origin, that is insured against under insurance coverages hereunder, excluding the sole negligence of the other party hereto, its agents, officers or employees.  The insurance policies required hereunder shall be endorsed if necessary to waive the insured's rights of subrogation against EDNLP or BMS as applicable.  Each party’s fulfillment of the obligations of this Section 17 shall not, of itself, in whole or in part satisfy or fulfill its indemnity, liability or other obligations owing under the Agreement or applicable law.

17.4                      Miscellaneous Insurance Provisions - Each party shall provide the other party with thirty (30) days notice of cancellation or material change in terms of any of the coverage described in this Section 17 required to be maintained by the party.  If at any time during the Term, the amount or type of insurance coverage that each party is required to carry under this Section 17 is, in the reasonable judgment of the other party, materially deficient under Sections 17.1 or 17.2 hereof, the party not in default of this Section 17 may, at its option: (A) notify the defaulting party in writing that it has thirty (30) days in which to cure such deficiency or the defaulting party shall be in default hereunder, or (B) pay any premiums or take any other steps necessary to cure the deficiency, in which case the defaulting party shall be liable to the non-defaulting party for all premiums and other costs associated with such cure.

17.5                      Form of Policies - All insurance policies required to be carried under this Agreement shall be obtained from insurance companies of good national or international reputation.  In any event, deductible amounts shall not exceed ten percent (10%) of the limit of liability in dollars for each required insurance.  However, the above conditions of approval and limitations of amounts of deductible shall not apply when the conditions of self-insurance set forth in Section 17.6 below are satisfied.  Upon request by BMS, EDNLP shall provide to BMS two insurance quotes which cover the cost of incremental additional or new insurance mentioned herein.  BMS shall determine which insurance policy, including premium and deductible amounts, is most advantageous and may determine that EDNLP be covered under BMS insurance policies if BMS deems this action appropriate.

            17.6                      Self-Insurance - Any insurance required to be maintained by either party under this Agreement (other than workers' compensation insurance) may be maintained under a plan of self-insurance.  However, either party shall be entitled to use such self-insurance only (A) during periods when such party's net worth exceeds Two Hundred Fifty Million Dollars ($250,000,000), and (B) if such party maintains adequate reserves or liquid assets for payment of claims of liability against the other party, including the replacement value of the EDNLP Net Book Value in the case of EDNLP and the Nitric Acid Facility in the case of BMS.

17.7                      Blanket Coverage - Any policy required to be maintained by either party under this Agreement may be maintained under a "blanket policy" that insures other parties or locations. However, the amount of insurance and the type of coverage required to be provided hereunder may not be thereby diminished, changed or adversely affected.
17.8                      Failure of EDNLP to Insure - If EDNLP fails to procure or maintain the insurance that EDNLP is required to maintain pursuant to Section 17.1 hereof, BMS may procure, on behalf of EDNLP, the minimum amount of insurance coverage required under Section 17.1 hereof, and EDNLP shall promptly reimburse BMS for the same.  Insurance charges for such required insurance are included in Fixed Costs.

SECTION 18:  DEFAULT AND REMEDIES

18.1                      EDNLP Events of Default - An EDNLP Event of Default shall occur upon the occurrence of any one or more of the following events, unless the event is caused by BMS or any of BMS’s agents or contractors:

(A)           If EDNLP is unable to provide, for any reason substantially related to EDNLP's negligence or any material breach of EDNLP's obligations hereunder, a minimum of the lesser of (i) BMS's monthly Nitric Acid requirements for the Bayer Baytown Plant or (ii) 18,458 short tons per month of Nitric Acid, in each case under any combination of this Agreement and the Back-up Supply Plan, provided, however, that if EDNLP is unable to provide such amounts of Nitric Acid, EDNLP shall have no obligation to purchase substitute ammonia or utilities;

(B)           If EDNLP fails to meet, for thirty (30) days during any one hundred eighty (180) day period or forty-five (45) days during any three hundred sixty-five (365) day period, its obligations to provide to BMS Nitric Acid meeting the Nitric Acid Specifications in Section 2.2 hereof, provided such failure to provide Nitric Acid meeting the Nitric Acid Specifications has a material adverse effect on the DNT/SAC or MNB/Aniline plants, located within the Bayer Baytown Plant;

(C)           If EDNLP fails to pay to BMS any amount due BMS pursuant to Sections 4.3 ("Fixed Costs Reimbursements"), 4.5 ("Operating Fee Reimbursements by EDNLP"), 5 ("BMS Reimbursement, Rebate and Egress Fee") or 17.8 ("Failure of EDNLP to Insure") hereof, when and as due, and such payments are not being contested in good faith by appropriate proceedings;

(D)           If EDNLP breaches any of its covenants set forth in Section 9.1(E) hereof ("Health and Safety Covenants") or in Section 9.1(L) hereof (“Environmental Covenants”);

 (E)                      If EDNLP breaches its covenants set forth in Section 9.1(F) ("Compliance with Laws & Permits") hereof; or

                                      (F)           If EDNLP materially defaults in the due performance or observance of any other term, covenant or agreement on its part to be performed or observed pursuant to any of the provisions of this Agreement or any of the other Project Agreements.

18.2                      EDNLP Cure Periods - In the event any EDNLP Event of Default occurs, EDNLP shall have the following cure periods following written notice by BMS to EDNLP:

(A)           Sixty (60) days in the case of a default under Section 18.1(A) hereof;

(B)           Zero (0) days, in the case of a default under Section 18.1(B) hereof;

(C)           Ten (10) Business Days, in the case of a default under Section 18.1(C) hereof;

(D)           Ten (10) days, in the case of a default under Section 18.1(D) hereof (provided, however, that in the event of a default under Section 18.1(D) that is caused by a breach by EDNLP of its covenant under Section 9.1(E)(2), EDNLP shall have a reasonable period of time, which in no event shall exceed one hundred eighty (180) days, to implement the Safety Improvement Program described in Section 9.1(E)(2)(b) hereof);

(E)           In the case of a default under Section 18.1(E) hereof, a reasonable period of time which in no event shall exceed one hundred eighty (180) days, to implement the Compliance Program described in Section 9.1(F)(2) hereof and to obtain results which indicate to BMS in its reasonable discretion that EDNLP has substantially addressed and corrected the issues identified pursuant to Section 9.1(F)(2) hereof; and

(F)           Forty-five (45) days, in all other cases, unless such EDNLP Event of Default cannot reasonably be cured in forty-five (45) days and EDNLP has, during such forty-five (45) day period, undertaken reasonably effective curative measures, in which case the cure period for such EDNLP Event of Default shall be the number of days reasonably required to effectuate such cure.

If any EDNLP Event of Default is remedied within the aforementioned cure periods, such EDNLP Event of Default shall not constitute a continuing EDNLP Event of Default and this Agreement shall continue in full force and effect as if said EDNLP Event of Default had not occurred.  The waiver of any EDNLP Event of Default under this Agreement shall not constitute a waiver of any subsequent EDNLP Event of Default.

18.3                      BMS Events of Default - A BMS Event of Default shall occur upon the occurrence of any one or more of the following events, unless the event is caused by Force Majeure, by EDNLP or any of EDNLP agents or contractors:

(A)           If BMS is unable to provide, for any reason substantially related to BMS's negligence or any material breach of BMS's obligations hereunder, a minimum of the lesser of the Ammonia necessary to produce (i) BMS's monthly Nitric Acid requirements for the Bayer Baytown Plant or (ii) 18,458 short tons per month of Nitric Acid (less any amounts supplied to BMS under the Back-up Supply Plan);

(B)           If BMS fails to meet, for thirty (30) days during any one hundred eighty (180) day period or forty-five (45) days during any three hundred sixty-five (365) day period, its obligations to supply to EDNLP certain Ammonia, Utilities or Services to be supplied by BMS and such failure to provide Ammonia, Utilities or Services has a material adverse effect on the Nitric Acid Facility;

(C)           If BMS fails to pay to EDNLP any amount due EDNLP pursuant to Section 4 hereof when and as due; or

(D)           If BMS materially defaults in the due performance or observance of any other term, covenant or agreement on its part to be performed or observed pursuant to any of the provisions of this Agreement or any of the other Project Agreements.

18.4                      BMS Cure Periods - In the event of any BMS Event of Default occurs, BMS shall have the following cure periods following written notice by EDNLP to BMS:
(A)           Sixty (60) days, in the case of a default under Section 18.3(A); or

(B)           Zero (0) days, in the case of a default under Section 18.3(B) hereof;

(C)           Ten (10) Business Days, in the case of a default under Section 18.3(C) hereof; and

(D)           Forty-five (45) days, in all other cases, unless such BMS Event of Default cannot reasonably be cured in forty-five (45) days and, during such forty-five (45) day period, BMS has undertaken reasonably effective curative measures, in which case the cure period for such BMS Event of Default shall be the number of days reasonably required to effectuate such cure.

If any BMS Event of Default is remedied within the aforementioned cure periods, such BMS Event of Default shall not constitute a continuing BMS Event of Default and this Agreement shall continue in full force and effect as if said BMS Event of Default had not occurred.  The waiver of any BMS Event of Default under this Agreement shall not constitute a waiver of any subsequent BMS Event of Default.

18.5                      BMS Remedies for EDNLP Events of Default - The parties agree that upon the occurrence of an EDNLP Event of Default (and subject to the continuation of such Event of Default beyond any applicable cure periods), BMS shall have the following rights and remedies (in addition to the indemnification rights provided for in Section 20.1 hereof):

(A)  If an EDNLP Event of Default occurs pursuant to Section 18.1(A) hereof, BMS shall have the termination rights specified in Section 19.1 hereof and EDNLP shall pay to BMS the difference between the reasonable cost of any purchase of substitute nitric acid (including cost of transportation, storage, handling and any other direct costs associated with procuring substitute nitric acid) and the Variable Costs

Component in respect of all Nitric Acid ordered by BMS and not delivered by EDNLP during the existence of and continuation of the EDNLP Event of Default;

(B)           If an EDNLP Event of Default occurs pursuant to Section 18.1(B) hereof, BMS shall have the termination rights specified in Section 19.1 hereof and EDNLP shall pay to BMS its actual damages incurred in connection with the provision of nitric acid failing to meet the Nitric Acid Specifications during the existence and continuation of the EDNLP Event of Default;

(C)           If an EDNLP Event of Default occurs pursuant to Section 18.1(C) hereof, BMS shall have the termination rights specified in Section 19.1 hereof; provided, however, that if EDNLP contests the amounts due BMS, EDNLP and BMS shall first resolve such payment dispute in accordance with Section 24 hereof;

(D)           If an EDNLP Event of Default occurs pursuant to Section 18.1(D) hereof, BMS shall have the termination rights specified in Section 19.1 hereof and EDNLP shall pay to BMS its damages incurred; and

(E)           In all other EDNLP Events of Default, BMS shall have the termination rights specified in Section 19.1 hereof and EDNLP shall pay to BMS its damages incurred and BMS shall have any and all other rights and remedies available, whether at law or at equity.

In addition to any and all other remedies available to BMS as specified above, BMS shall have the right to offset its damages incurred pursuant to any Event of Default against any payments due EDNLP under the Project Agreements or otherwise.

                      18.6                      EDNLP Remedies for BMS Events of Default - The parties agree that upon the occurrence of a BMS Event of Default (and subject to the continuation of such Event of Default beyond any applicable cure periods), EDNLP shall have the following rights and remedies (in addition to the indemnification rights provided for in Section 20.2 hereof):

(A)           If a BMS Event of Default occurs due to BMS's failure to provide sufficient quantities of Ammonia pursuant to Section 18.3(A) hereof or BMS's failure to provide sufficient quantities of Utilities, Additives or Services pursuant to Section 18.3(B) hereof, EDNLP shall have the termination rights specified in Section 19.2 hereof and BMS shall pay to EDNLP the difference between the cost of any reasonable purchase of ammonia, utilities or services, as the case may be (including cost of transportation, storage, handling and any other direct costs associated with procuring substitute ammonia, utilities, additives or services) and the price of Ammonia, Utilities, Additives or Services, as the case may be, under the Project Agreements in respect of all Ammonia, Utilities, Additives and/or Services ordered by EDNLP from BMS during the existence and continuation of the BMS Event of Default;

(B)           If a BMS Event of Default occurs due to BMS's failure to provide Ammonia, Utilities, Additives or Services that meet specifications pursuant to Section 18.3(B) hereof, EDNLP shall have the termination rights specified in Section 19.2 hereof and BMS shall pay to EDNLP its actual damages incurred in connection with the provision of Ammonia, Services or Utilities failing to meet the specifications for Ammonia, Services, Additives and Utilities during the existence and the continuation of the BMS Event of Default;

(C)           If a BMS Event of Default occurs pursuant to Section 18.3(C) hereof, EDNLP shall have the termination rights specified in Section 19.2 hereof; provided, however, that if BMS contests the amounts due EDNLP, BMS and EDNLP shall first resolve such payment dispute in accordance with Section 24 hereof.  Following such resolution in EDNLP's favor, EDNLP shall have the termination rights specified in Section 19.2 hereof provided that BMS does not pay to EDNLP its damages incurred within a period of thirty days after the decision agreed to among the parties; and

(D)           In all other BMS Events of Default, EDNLP shall have the termination rights specified in Section 19.2 hereof and BMS shall pay to EDNLP its damages, and EDNLP shall have any and all other rights and remedies available, whether at law or at equity.

In addition to any and all other remedies available to EDNLP as specified above, EDNLP shall have the right to offset its damages incurred pursuant to an Event of Default against any payments due BMS under the Project Agreements or otherwise.

SECTION 19:  TERMINATION

19.1                      BMS's Optional Termination Rights - BMS shall have an option to terminate this Agreement by written notice to EDNLP upon an occurrence of an EDNLP Event of Default that is not cured within any applicable cure period;

19.2                      EDNLP's Optional Termination Rights - EDNLP shall have an option to terminate this Agreement by written notice to BMS upon an occurrence of a BMS Event of Default that is not cured within any applicable cure period.

19.3                      Automatic Termination - This Agreement shall be automatically terminated:

(A)           at the expiration of the Term, if the Term of this Agreement is not extended beyond either the Initial Term or any current Renewal Term;

(B)           in the event that either BMS, on the one hand, or EDNLP or El Dorado on the other hand (collectively, EDNLP Parties) (i) makes an assignment for the benefit of creditors, becomes insolvent or admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy or a petition seeking reorganization, liquidation, dissolution or similar relief under any law or regulation; (ii) either BMS or one of the EDNLP Parties applies for, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for itself or any of its property; or (iii) an involuntary bankruptcy or involuntary insolvency proceeding is commenced by either BMS or either of the EDNLP Parties and such involuntary bankruptcy or involuntary insolvency proceeding is not dismissed within ninety (90) days of its commencement.

19.4                      Effects of Termination

(A)           In the event that (i) the Term of this Agreement is not extended beyond either the Initial Term or any current Renewal Term, (ii) is terminated as a result of an EDNLP Event of Default, (iii) is terminated as a result of a BMS Event of Default or (iv) is automatically terminated pursuant to Section 19.3 hereof, BMS shall pay to EDNLP the appropriate termination fee (as hereinafter provided); the Project Agreements shall terminate (except as otherwise provided in Section 7 and in Section 19.4(B) hereof).  In the case of a termination due to (a) the expiration of the Initial Term or any Renewal Term, any automatic termination under Section 19.3 hereof, or a BMS Event of Default, BMS shall pay to EDNLP the Expiration Termination Fee; and (b) an EDNLP Event of Default, BMS shall pay to EDNLP the EDNLP Default Termination Fee.

EDNLP's interest in and title to the assets comprising the EDNLP Net Book Value shall be transferred to BMS upon payment to EDNLP of the Expiration Termination Fee or the EDNLP Default Termination Fee, whichever is applicable.

(B)           The termination contemplated by this Section 19 shall be conditioned upon and subject to the receipt of any necessary regulatory approvals, including without limitation the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (if applicable), and any necessary approvals under the Exon-Florio Act, as amended (if applicable).  At the termination, subject to payment of the Expiration Termination Fee to EDNLP by BMS, EDNLP shall take all action necessary (in the sole discretion of BMS and its counsel) to transfer its interest in the assets comprising the EDNLP Net Book Value to BMS free and clear of any and all liens, encumbrances and liabilities (direct, contingent and otherwise).  The rights and obligations set forth in Section 7, rights set forth in Section 18, the obligations set forth in this Section 19, and the indemnification obligations contained in Section 20 and elsewhere in the Project Agreements shall survive any termination or expiration of the Project Agreements, and the payment of the Expiration Termination Fee or the EDNLP Default Termination Fee shall be subject to offset by either party for damages otherwise recoverable by the respective party hereunder as applicable.

(C)           Upon termination of this Agreement pursuant to this Section 19 or exercise of the Right of First Refusal pursuant to Section 23 hereof, the nondefaulting party or parties shall be entitled to recover from the defaulting party or parties, in addition to all other sums due and payable by the defaulting party or parties hereunder, all expenses incurred in enforcing this Agreement, including without limitation, all reasonable attorneys' fees and out-of-pocket litigation expenses.  Termination of this Agreement for any cause whatsoever shall not interfere with, affect or prevent the collection by the nondefaulting party or parties of any and all sums of money accrued hereunder or otherwise due to the nondefaulting party or parties prior to the date such termination becomes effective.  Termination of this Agreement for any reason shall not relieve the defaulting party or parties of any of its or their unfulfilled obligations under this Agreement, including, without limitation, its or their indemnification obligations hereunder.

(D) Upon notification of termination or upon impending expiration of the Agreement, EDNLP shall provide BMS employees with all necessary information and knowledge required to operate the Nitric Acid Facility prior to the effective date of the termination or expiration of the Agreement.

(E)  Notwithstanding anything seemingly to the contrary herein, Section 7 of this Agreement and provisions relating thereto shall not be terminated and shall survive until twenty (20) years after the Commencement Date of this Agreement.

SECTION 20:  INDEMNIFICATION

20.1                      EDNLP Indemnification

(A)           EDNLP shall indemnify, defend and save BMS and its Affiliates harmless from and against any and all claims, actions, obligations, suits, damages (whether direct, actual, special, consequential or otherwise, but excluding lost profits), fines, penalties, losses, costs, liabilities and expenses, including, without limitation, reasonable attorneys' fees, out-of-pocket litigation expenses and other costs incurred by, asserted against or awarded against BMS or its Affiliates to the extent such claims or damages arise, directly or indirectly, from, or are related in any way to, EDNLP’s or its subcontractors’ performance of the obligations contained herein, including claims made in connection with (i) any negligence or misconduct on the part of EDNLP or its officers, employees, agents, invitees or contractors, (ii) any bodily injury, loss of life, personal injury or death to persons or damage to property occurring in or on the Nitric Acid Facility not attributable, in whole or in part, to the negligence or intentional misconduct of the party seeking to be indemnified, (iii) any breach by EDNLP of any Environmental, Health and Safety Law, any Spill or the remediation, abatement, containment, clean-up, disposal or response costs associated with environmental conditions at the Bayer Baytown Plant or the Nitric Acid Facility caused by EDNLP, (iv) any failure by EDNLP to observe or comply with any applicable Laws , or (v)  a breach of any other EDNLP covenant or agreement hereunder or under any of the Project Agreements, provided, however, that until the occurrence of an EDNLP Event of Default: (a) BMS's remedy for EDNLP's failure to supply Nitric Acid is expressly limited to the difference between all costs associated with the procurement of substitute nitric acid and the Variable Costs Component and (b) BMS's remedy for off-specification nitric acid is expressly limited to actual damages.

(B)           If EDNLP's indemnification obligations under Section 20.1(A) hereof arise or result from EDNLP's sole negligence, EDNLP shall (subject to any limitations set forth in Section 20.1(A) hereof) remain entirely responsible for the results and consequences of its sole negligence, and if EDNLP's indemnification obligations under Section 20.1(A) hereof arise or result from joint or concurrent negligence of more than one party, EDNLP shall be responsible (subject to any limitations set forth in Section 20.1(A) hereof) for only that portion of the claim, loss, damage, cost or expense caused by the negligence of EDNLP, EDNLP's agents or employees, subcontractors retained by EDNLP or agents or employees of such subcontractors.

In all other cases, all remedies under Section 18 hereof and at law and equity are available to BMS.

20.2                      BMS Indemnification

(A)           BMS shall indemnify, defend and save EDNLP and its Affiliates harmless from and against any and all claims, actions, obligations, suits, damages (whether direct, actual, special, consequential or otherwise, but excluding lost profits), fines, penalties, losses, costs, liabilities and expenses, including, without limitation, reasonable attorneys' fees, out-of-pocket litigation expenses and other costs incurred by, asserted against or awarded against EDNLP or its Affiliates to the extent such claims or damages arise, directly or indirectly, from, or are related in any way to, BMS’s performance of the obligations contained herein, including claims made in connection with (i) any negligence or misconduct on the part of BMS or its officers, employees, agents, invitees or contractors, (ii) any bodily injury, loss of life, personal injury or death to persons or damage to property occurring in or on the Bayer Baytown Plant (other than the Nitric Acid Facility) not attributable, in whole or in part, to the negligence or intentional misconduct of the party seeking to be indemnified, (iii) any breach by BMS of any Environmental, Health and Safety Law or any Spill or the remediation, abatement, containment, clean-up, disposal or response costs associated with environmental conditions at the Bayer Baytown Plant or the

Nitric Acid Facility caused by BMS, (iv) any failure by BMS to observe or comply with any applicable laws or government rules or regulations or (v) a breach of any other BMS covenant or agreement hereunder or any of the Project Agreements, provided, however, that until the occurrence of a BMS Event of Default, EDNLP's remedy for BMS's failure to provide Ammonia, Utilities or Services is expressly limited to the difference between all costs associated with the purchase of substitute ammonia, utilities or services, as the case may be, and the price of Ammonia, Utilities or Services, as the case may be, under the Project Agreements.

(B)           If BMS's indemnification obligations under Section 20.2(A) hereof arise or result from BMS's sole negligence, BMS shall (subject to any limitations set forth in Section 20.2(A) hereof) remain entirely responsible for the results and consequences of its sole negligence, and if BMS's indemnification obligations under Section 20.2(A) hereof arise or result from joint or concurrent negligence of more than one party, BMS shall be responsible (subject to any limitations set forth in Section 20.2(A) hereof) for that portion of the claim, loss, damage, cost or expense caused by the negligence of BMS, BMS's agents or employees, subcontractors retained by BMS or agents or employees of such subcontractors.  In all other cases, all remedies under Section 18 hereof and at law and equity are available to EDNLP.

20.3 Indemnification Details - The indemnity, defense, and hold harmless protections provided under this Section 20 are expressly intended to include, but are not limited to:

(A)           Any and all claims and damages for, on account of, or arising from, personal injuries, sickness, disease or death actually or allegedly sustained by any party, its subcontractor, Affiliate, or any third party.  The parties hereby expressly waive, for purposes of the indemnity, defense and hold harmless protections provided under this Section 20, any workers’ compensation immunity that it would otherwise have under any applicable law from liability for such personal injury, sickness, disease or death claims related to any claim brought by the indemnified party or its Affiliates under this indemnity, defense and hold harmless agreement.  Such waiver of immunity does not extend to direct claims or damages brought by, or on behalf of, or awarded to, the indemnifying party’s employees against the indemnified party, but such waiver is intended to include claims and damages brought by, or on behalf of, or awarded to, the indemnifying party’s or its subcontractor’s employees against the indemnified party or its Affiliates.

(B) Any and all claims and damages relating in any way to any infringement by any services or materials provided to either party pursuant to this Agreement of any patent,

copyright, trade secret or other intellectual property right of any person or entity.

(C)  Any and all claims and damages for, on account of, or arising from, property damage actually or allegedly sustained by any third party or party, its subcontractors, or their Affiliates.

The indemnifying party agrees to attempt in good faith to timely, amicably and fully settle all claims or damages asserted or awarded against the indemnified party and that may be covered by this Section 20 such that the indemnified party and its Affiliates are fully protected from and against any subsequent claims and damages asserted by the same claimant.

The indemnifying party’s indemnity obligations as set forth herein shall not be limited by any limitation on the amount or type of damages, benefits or compensation payable by or for the indemnifying party under Worker’s Compensation Acts, Disability Benefit Acts or other employee benefit acts on account of claims against the indemnified party or its Affiliates by an employee of the indemnifying party or anyone employed directly or indirectly by the indemnifying party or anyone for whose acts the indemnifying party may be liable.  In no event shall the indemnifying party’s obligations hereunder be limited to the extent of any insurance available to or provided by the indemnifying party.

The indemnifying party’s duty to indemnify, defend and hold harmless the indemnified party and its Affiliates under this Section 20 shall survive the termination of the Agreement for a period of two years.  The indemnified party rights to indemnity, defense and hold harmless protections under this Section 20 are cumulative of, and are provided by the indemnifying party without prejudice to, any other rights or remedies available to the indemnified party or its Affiliates.

20.4                      Notice of Proceedings - The indemnitee shall give the indemnitor notice of any suit, proceeding or action (whether pending or threatened) commenced by any party which could give rise to damages under this Section 20.  Such notice shall be given within thirty (30) days of indemnitee's discovery or receipt of such matter (but the failure to notify within such time period shall not rescind the indemnitor's duty to indemnify but shall only reduce the amount of the indemnification amount to the extent that the indemnifying party is damaged by such delay). The indemnitor shall then have the option, at its own cost and expense, to participate in or assume control of such proceedings by retaining counsel reasonably acceptable to the indemnitee.  If the indemnitor does not make its election within thirty (30) days of its receipt of the indemnitee's notice, the indemnitee may proceed with the defense of the matter and indemnitor shall be bound by the result.

20.5                      Insurance - Notwithstanding anything contained in this Section 20 to the contrary, it is the intention of the parties to avail themselves, to the maximum extent possible, of the proceeds of the insurance policies required to be maintained pursuant to this Agreement and to the extent the damages or expenses referenced by this Section 20 are paid by such insurance policies (including deductibles), this indemnity shall be inapplicable.  To the extent that a party’s indemnity or liability is greater than the proceeds of the insurance policies, that party shall be solely responsible for the indemnity or liability not covered by such insurance policies.

SECTION 21:  INJUNCTIVE RELIEF

The parties acknowledge that irreparable damage may occur in the event that any of the material provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached and such performance does not occur or such breach is not cured within the period set forth above.  Each of the parties therefore agrees that the other parties shall be entitled to an injunction or injunctions to prevent nonperformance or breach of material provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

SECTION 22:  TERM AND RENEWALS

           22.1                      Initial Term - The Initial Term of this Agreement shall commence on the Effective Date.

22.2                      Renewals - The Term of this Agreement shall be automatically renewed for five (5) successive Renewal Terms each consisting of five (5) years unless either BMS or EDNLP has given the other party written notice of its intention not to renew the Term of this Agreement not less than twelve (12) and no more than eighteen (18) months before the expiration of the Initial Term or the current Renewal Term, as the case may be.  If either party gives such notice, then not more than ninety (90) days nor less than sixty (60) days before the end of the Term, BMS shall pay to EDNLP the Expiration Termination Fee and shall terminate this Agreement pursuant to Section 19 hereof.

SECTION 23:  RIGHT OF FIRST REFUSAL

23.1(A)  Change of Control Event - Upon the occurrence of a Change of Control Event, EDNLP shall notify BMS of BMS's option and right to pay the Expiration Termination Fee and to terminate this Agreement pursuant to Section 19 hereof.  BMS shall have a reasonable amount of time, not to exceed sixty (60) days, from its receipt of notice of a Change of Control Event to exercise an option to pay to EDNLP the EDNLP Expiration Termination Fee and to terminate this Agreement in accordance with Section 19 hereof.

23.1(B)  Third Party Offer - If EDNLP desires to sell and receives a bona fide third-party offer to purchase any voting equity securities of EDNLP or the assets comprising the EDNLP Net Book Value (other than purchases of product in the ordinary course of business) that EDNLP would like to accept, EDNLP shall notify BMS of BMS's option and right to pay either the Expiration Termination Fee or the amount of the third party offer, whichever is lower, and to terminate this Agreement pursuant to Section 19 hereof (the Right of First Refusal).  BMS shall have a reasonable amount of time, not to exceed sixty (60) days, from its receipt of the notice of a bona-fide third party offer to exercise an option to pay to EDNLP the EDNLP Expiration Termination Fee or the amount of the third party offer and to terminate this Agreement in accordance with Section 19 hereof.

23.2                      Injunctive Relief and Specific Performance - The parties acknowledge that irreparable damage may occur in the event that any of the material provisions of this Section 23 are not performed in accordance with their specific terms or are otherwise breached and such performance does not occur or such breach is not cured within the period set forth above.  Each of the parties therefore agrees that the other party will be entitled to an injunction or injunctions to prevent nonperformance or breach of material provisions of this Section 23 and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

SECTION 24:  DISPUTE RESOLUTION

24.1                      General - Unless otherwise provided herein or in the Project Agreements, any dispute arising hereunder or under the Project Agreements shall be resolved in the manner specified in this Section 24.

24.2                      Dispute Resolution - The parties agree to exercise reasonable efforts to resolve any dispute promptly and within a reasonable period of time.  If any such dispute cannot be resolved within fifteen (15) Business Days, either party shall have the right to notify the other party that it wishes to convene a personal meeting between the senior management of BMS and the senior management of EDNLP.  Such meeting shall take place within fifteen (15) Business Days of the delivery of such notice.  The representatives of the parties shall then meet and attempt in good faith to resolve the subject dispute.  If such attempt is unsuccessful, either party may proceed to litigate the matter at issue.  Any such negotiation or series of negotiations shall be maintained as confidential by the parties and the parties covenant that they shall not disclose (other than to their respective Affiliates) either the existence of such proceedings or the content thereof to any other party without the express written consent of the opposite party.  Any participation in or initiation of such discussions shall not be deemed to be an admission of liability and no statement made or provided in or related to such negotiations shall be construed as a statement against interest or otherwise disclosed or used in any proceeding involving the parties.

24.3                      Commencement of Legal Actions - In the absence of irreparable harm or material damages, the parties agree that no party shall be entitled to commence any legal action to resolve any dispute hereunder prior to the completion of the procedures specified in Section 24.2 hereof.  If a party declines or fails to participate in the meeting contemplated by Section 24.2 hereof, the other party shall be entitled to request any court of competent jurisdiction to grant a stay of litigation while the parties attempt to settle the litigation through this negotiation method.  The party declining to participate agrees not to oppose such a stay.

24.4                      Governing Law - The construction and interpretation of this Agreement shall be governed by the internal laws of the State of Texas, without regard to conflicts-of-laws provisions.

24.5                      Submission to Jurisdiction - The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court located in Harris County, Texas over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby.  Each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding shall be heard and determined in such court.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the venue of any such dispute brought in such court, and any defense of inconvenient forum of any dispute under the Project Agreements.

24.6                      Consent to Service of Process - Each of the parties hereto hereby consents to process being served by either party to this Agreement in any suit, action or proceeding by mailing of a copy thereof in accordance with the provisions of Section 30 hereof.

SECTION 25:  ENTIRE AGREEMENT

This Agreement, the Technology Agreement,  and the Confidentiality Agreements together with all the amendments thereto and the schedules attached hereto and thereto, contain the entire understanding of the parties and supersede any prior understanding and agreements among them respecting the subject matter hereof and thereof.  There are no agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter of this Agreement and the other Project Agreements that are not set forth or expressly referred to herein or therein.

SECTION 26:  MODIFICATION

This Agreement shall not be modified or amended, except by written instrument executed by the duly authorized officers of the parties hereto.

SECTION 27:  PAYMENTS

All amounts payable hereunder shall be paid in lawful money of the United States on a net fifteen (15) day basis, with interest to accrue thereafter at a rate equal to the prime rate charged by Citibank, N.A.  The acceptance by either party of bank drafts, checks or other media of payment will be subject to immediate collection of the full face amount thereof and the payment shall not be deemed to have been paid until actually received in cash by the respective party, except that no interest shall be charged after receipt of any bank drafts, checks or other media of payment that is collected in cash in the ordinary course of business and without unusual delay.

SECTION 28:  DEMURRAGE

BMS or EDNLP shall unload and release all transportation equipment promptly to minimize demurrage or other out-of-pocket expense resulting from delivery.  The amount of any demurrage or out-of-pocket expense resulting to either party from the other party's delay in unloading or releasing transportation equipment will be paid by the responsible party.

SECTION 29:  COOPERATION

The parties hereto shall cooperate and take all such reasonable and necessary actions required to achieve the stated purposes of the Project Agreements during the Term hereof. EDNLP shall use reasonable efforts to optimize the total cost for operation of the Nitric Acid Facility, taking into account various operating parameters, including without limitation the value of steam, the required production rates, and ambient conditions.  EDNLP shall consult with BMS on its operating plans at least quarterly to manage total Nitric Acid costs to BMS.  The parties acknowledge that operating the Nitric Acid Facility at higher production rates may result in lower yields.  If this were to occur, the parties shall meet to resolve any concerns.

SECTION 30:  NOTICES

Any notice, communication or statement required or permitted to be given hereunder shall be in writing and deemed to be sufficiently given when delivered in person, or on the second Business Day following the date of transmission by U.S. certified or registered mail, return receipt requested, or on the Business Day following the date of transmission by overnight courier to the address of the respective party below:

Bayer MaterialScience LLC
100 Bayer Road
Pittsburgh, Pennsylvania 15205-9741
Attn:	Vice President, Procurement

Bayer MaterialScience LLC
8500 West Bay Road
Baytown, Texas 77520
Attn: Head of Basic Chemicals Production

El Dorado Nitrogen, L.P.
16 South Pennsylvania Avenue
Oklahoma City, Oklahoma 73107
Attn:  President

El Dorado Chemical Company
16 South Pennsylvania Avenue
Oklahoma City, Oklahoma 73107
Attn:                                President

and:	LSB Industries, Inc.
16 South Pennsylvania Avenue
Oklahoma City, Oklahoma  73107
Attn:  General Counsel

Either party may, by notice given as aforesaid, change its address or its party that receives notices for all subsequent notices.

SECTION 31:  BINDING AGREEMENT

This Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of the parties hereto, as the case may be, and may not be terminated, modified, changed or amended, except by a written instrument signed by the party to be charged.

SECTION 32:  WAIVER

No waiver by BMS or EDNLP of any default or breach of any covenant, condition or stipulation herein shall be treated as a waiver of any subsequent default, or breach of the same or any other covenant, condition or stipulation hereof.

SECTION 33:  CONSTRUCTION

The singular form of any word used herein shall include the plural, and vice versa.  The use herein of a word of any gender shall include each of the masculine, feminine and neuter genders.  The headings or titles of the several sections and paragraphs of this Agreement are for convenience only.  They shall not affect the meaning, construction or effect of the provisions hereof and do not constitute a part of this Agreement.

Nothing contained in or done pursuant to this Agreement or any of the other Project Agreements shall be deemed or construed by the parties hereto, or by any third party, to create the relationship of principal and agent, partnership, joint venture or any association whatsoever between BMS and EDNLP.  It is expressly understood and agreed that no provisions contained in this Agreement, nor any act or acts of the parties hereto, shall be deemed to create any agency, partnership or joint venture relationship between BMS and EDNLP.

SECTION 34:  COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together constitute one instrument.

SECTION 35:  ASSIGNMENT

EDNLP may not assign its respective rights and obligations under the Project Agreements to any other party without first obtaining the express written consent of BMS, which consent may be granted or withheld by BMS in its sole discretion; provided, however that upon the termination or expiration of this Agreement, EDNLP may assign its rights and obligations under Section 7 of this Agreement without restriction.

SECTION 36:  AUDIT RIGHTS

Each calculation, adjustment, payment or estimate made pursuant to the Project Agreements shall be supported by appropriate work papers and background data and shall be made in conformity with GAAP.  Each party shall have the right, at its own expense, to employ a firm of independent certified public accountants to conduct an audit of any adjustment or calculation made pursuant to the Project Agreements.  Such auditors shall execute agreements of confidentiality reasonably acceptable to both parties, approval of the form of which shall not be unreasonably withheld.  The parties agree that they shall exercise reasonable, good faith efforts from time to time throughout the Term in an effort to minimize the administrative and accounting burdens on one another that may be occasioned by the application of this Section 36.

SECTION 37:  GUARANTY

The Guarantor hereby unconditionally guarantees the full and faithful performance by EDNLP of all of the terms, provisions, representations, warranties and obligations of EDNLP pursuant to the Project Agreements, including without limitation the indemnification and remedial provisions of the Project Agreements.  The Guarantor further agrees that BMS may, without notice to or further assent of the Guarantor, and without in any way releasing or impairing the obligations of the Guarantor hereunder (i) waive compliance with, or any default under, the Project Agreements; (ii) modify or amend any provisions of the Project Agreements with the written consent of EDNLP only; (iii) grant extensions or renewals of any of the obligations of EDNLP; and (iv) in all respects deal with EDNLP as if this guaranty were not in effect.  The obligations of the Guarantor under this guaranty shall remain in force notwithstanding any event that would, in the absence of this clause, result in the release or discharge by operation of law of the Guarantor from the performance of its obligations hereunder.  The liability of the Guarantor under this guaranty to BMS shall be a guaranty of performance and of payment, not merely a guaranty of collection, and the liability of the Guarantor under this guaranty shall not be contingent upon the exercise by BMS of any right it may have in respect of the Guarantor.  This guaranty obligation is not intended to and shall not release or extinguish any obligations of EDNLP to BMS.  The provisions of this Section 37 are not intended to create and shall not create or impose any obligations on the Guarantor in favor of any third party, the provisions of this Section 37 being only for the benefit of BMS.

SECTION 38:  FORCE MAJEURE

Upon the occurrence of a Force Majeure Event, the obligations of the parties shall be suspended pending removal, termination or cure of the Force Majeure Event, except the obligation to make payments due under this Agreement.  This Section 38 shall apply to all provisions, terms and conditions of this Agreement, notwithstanding anything seemingly to the contrary herein.

SECTION 39:  CONTROLLING AGREEMENT

To the extent any of the Project Agreements contain conflicting provisions, the terms of this Agreement shall control.
IN WITNESS WHEREOF, the undersigned have executed this Nitric Acid Supply, Operating and Maintenance Agreement effective as of the date first above written.

BAYER MATERIALSCIENCE LLC

By:   /s/ Gregory S. Babe

Name:
Gregory S. Babe
Title:   President and CEO

EL DORADO NITROGEN, L.P.

By:  /s/ Anne O. Rendon

Name:  Anne O. Rendon

Title:   President of the General Partner of El Dorado Nitrogen, LP,
    El Dorado Acid LLC

El Dorado Chemical Company executes this Nitric Acid Supply, Operating and Maintenance Agreement solely for purposes of the representations, warranties and covenants set forth in Section 9.2 hereof, the provisions of Section 18.4 hereof, the guaranty set forth in Section 37 hereof and the Back-up Supply Plan attached hereto as Exhibit B.

EL DORADO CHEMICAL COMPANY

By:  /s/ Tony M. Shelby

                                                      Name:Tony M. Shelby

                                                      Title:
                                    Vice President

EXHIBIT A
SITE DATA

1.1  Location and Site Data

Plant Location:	Baytown, Texas, on portion of Block 12C

Typical Climatological Data:

Height above sea level	23 feet
Minimum Winter temperature	17° F
Maximum summer temperature	102° F
Design air temperature for aircooled exchangers	105° F
Direction of Prevailing Winds	S/SE
Design max. wind strength	125 mph for the absorber column; others per 1995 Code
Design max. rainfall intensity	2.5 inches/hour

1.2  Product Storage

BMS requires storage tanks to have secondary containment for product storage.  Tanks provide 4900 tons (100 percent acid basis) days storage at plant capacity.  EDNLP shall include product pumps and necessary piping to users.  EDNLP shall also provide acid piping to battery limits with a separate metering station for nitration and mononitrobenzene (MNB).

1.3  Civil Engineering Information

Refer to Fugro-McClelland (Southwest), Inc. report of August 29, 1996.  The piling on all absorbers is no lower than thirty-two feet (32') below mean sea level assuming a grade of at least 23' above mean sea level.  IF EDNLP requires any additional soil investigation, EDNLP shall arrange for the performance of such investigations and shall bear the cost of the same.  BMS requests one copy of any soil investigation done by EDNLP.

1.4           Metes And Bounds Description

Tract I

Field notes of a 2.755 acre tract of land situated in the Christian Smith League, Abstract No. 22, Chambers County, Texas, and being out of and a part of the following tracts of land:

1.	A called 45.837 acre tract of land conveyed to Mobay Chemical Company by Sidney S. McClendon III, Trustee by

deed dated March 10, 1970 and recorded in Volume 313 at page 345 of the Deed Records of Chambers Country, Texas.
2.
A called 286.359 acre tract of land conveyed to Mobay Chemical Company by Sidney S. McClendon III, Trustee by deed dated March 10, 1970 and recorded in Volume 313 at page 340 of the Deed Records of Chambers Country, Texas.

This 2.755 acre tract of land is more particularly described by metes and bounds as follows, to-wit:

Note:  All bearings are Lambert Grid Bearings and all coordinates refer to the State Plane Coordinate System, South Central Zone, as defined by Article 5300A of the revised civil statutes of the State of Texas.  Scale factor equal 0.9998961.  Lambert Grid bearings to plant bearings -12 Deg 31 Min 34 Sec in the northwest and southeast quadrant, +12 Deg 31 Min 34 Sec in the Northeast and Southwest Quadrant.  Reference is made to plat of even date accompanying this description.

Commencing at the Northeast corner of said 45.837 acres, the Northwest corner of said 286.359 acres, and in the South line of a 166.443 acre tract of land conveyed to Mobay Chemical Company by Sidney S. McClendon III, Trustee by deed dated January 4, 1974, and recorded in Volume 352 at Page 148 of the Deed Records of Chambers County, Texas, having a State Plan Coordinate System value of X equal 3,297,676.49 and Y equal 725,015.83.

Thence South 34 Deg 28 Min 15 Sec West across said 45.837 acres a distance of 706.72 feet to a ½ inch iron rod set for the Northwest corner of this tract of land, and in the centerline of a 50 foot road right of way, said corner being the Place of Beginning.  This corner has a State Plane Coordinate System Value of X equal 3,297,276.54 and Y equal 724,433.26, and a Plant Coordinate Value of N equal 7630 and E equal 7215.

Thence North 77 Deg 28 Min 26 Sec East with the North line of this tract of land, and across said 45.837 acres a distance of 300.00 feet to a ½ inch iron rod set for the Northeast corner of this tract of land in the centerline of a 50 foot right of way.

Thence South 12 Deg 31 Min 34 Sec East with the East line of this tract of land, the centerline of said 50 food road, across said 45.837 acres, and across said 286.359 acres a distance of 400.000 feet to a ½ inch iron rod set for the Southeast corner of this tract of land.

Thence South 77 Deg 28 Min 26 Sec West with the South line of this tract of land, and across said 286.359 acres a distance of 300 feet to a ½ inch iron rod set for the Southwest corner of this tract of land, and in the centerline of said 50 foot road.

Thence North 12 Deg 31 Min 34 Sec West with the West line of this tract of land, the centerline of said 50 foot road, across said 45.837 acres, and across said 286.359 acres a distance of

400.000 feet to the Place of Beginning, containing within said boundaries 2.755 acres of land.

1.5  Nameplate Capacity

The Nitric Acid Facility has a nameplate capacity of 443,000 short tons (100% basis) per year.

EXHIBIT B

BACK-UP SUPPLY PLAN

SUPPLY FOR OUTAGES, Start-Ups, or Shortfalls up to the Total Estimates

ASSUMPTIONS:
•	In the event of a planned outage, beginning storage at minimum level of 95% capacity, 4750 tons (100% basis)

•	Storage capacity of 5000 tons (100% basis)

•	During an outage, BMS usage rate does not exceed BMS nameplate consumption (approximately 1,200 tons per day)

Note 1:
EDNLP shall invoice BMS for all costs incurred in the delivery of Nitric Acid hereunder.  If the outage is caused by BMS, the price for Nitric Acid shipped from the El Dorado, Arkansas plant shall be the actual delivered cost of El Dorado ammonia in the nitric acid for the month in which the nitric acid was shipped, plus the average conversion fee paid by El Dorado’s other nitric acid customers, plus the actual freight charges incurred by El Dorado or EDNLP, as applicable.  If the outage is caused by EDNLP, the price for Nitric Acid shipped from the El Dorado, Arkansas plant shall be the then-current price for Nitric Acid shipped to BMS under the Nitric Acid Supply, Operating and Maintenance Agreement (adjusted for different ammonia costs) plus the applicable transportation charges.  If the cause of the outage cannot be determined, the parties will negotiate in good faith a reasonable price for the nitric acid shipped from El Dorado.

When feasible, nitric acid shall be supplied on a swap basis, whether from El Dorado or a third party.

All Nitric Acid delivered to BMS shall meet the specifications set forth in Section 2.2 of the Nitric Acid Supply, Operating and Maintenance

Agreement. The price for nitric acid shipped from third parties shall be in all cases the price billed to EDNLP plus the applicable transportation charges.

EDNLP will use reasonable efforts to supply Nitric Acid hereunder at the lowest cost to BMS. Reasonable efforts include supplying BMS with shipments from its El Dorado, Arkansas facility when product is available, unless the total delivered cost to BMS of a third party shipment is lower than the total delivered cost from El Dorado’s facility.  Shipments from third parties must have BMS’s prior approval.

Note 2:
El Dorado will not hold capacity idle to cover outages; however, any allocation of nitric acid to downstream products, including any internal production, or proportionate sales of nitric acid from El Dorado is subject to EDNLP first providing to BMS a minimum of fifty percent (50%) of BMS’s requirements for Nitric Acid (50% of BMS’s monthly requirements are currently estimated to be approximately 18,500 tons) from El Dorado or a combination of nitric acid from El Dorado and other sources.

Note 3:
The supply plan for an outage is subject to availability of drivers and transportation equipment suitable for nitric acid services, which EDNLP currently believes will be available. EDNLP will use its best commercial efforts to obtain suitable drivers and transportation equipment. Nitric acid that cannot be delivered due to unavailability of transportation equipment shall not be included as Production Shortfall.

Note 4:
Subject to the provisions of Note 3 herein and allowing for a phase-in period (as shown by example below) whereby it may take several days to reach such delivery requirements, regardless of (1) the cause of an outage; (2) whether an outage is planned or unplanned; or (3) whether the assumptions stated above occur in fact, EDNLP is required in the event of an outage to provide BMS a minimum of fifty percent (50%) of BMS’s monthly requirements of Nitric Acid, estimated to be approximately 18,500 tons, equivalent to an average of approximately forty tank trucks per day.  For further clarification, the parties agree that subject to the phase-in period (as shown by example below), EDNLP shall provide to BMS a minimum of one-fourth (¼) of fifty percent (50%) of BMS’s monthly requirements of Nitric Acid per week for the duration of the outage.

Example:
Day #	Est. Trucks/ Tons	Daily Use	Ending Inventory
0	0	4300
1	15/ 230	600	3930
2	20/ 305	600	3635
3	30/ 460	600	3495
4	40/ 610	600	3505
5	40/ 610	600	3515

- 137

SCHEDULE 1
Utilities and Chemical Additives Supplied by BMS

(A) - Water

Plant water:
The Coastal Water Authority supplies raw water to the Bayer Baytown Plant through the canal which runs to the east of the site.  This water flows either directly to the south plant water system or to one of two 7.5 million gallon reservoirs at the east plant water system.  The reservoirs provide both reserve capacity for the fire water system and storage of raw water to be processed in the east plant water system.  At both plant water systems, the raw water is chemically treated prior to being introduced into the systems’ clarifiers.  The clarified water is then sent through a set of sand filters.  The sand filter effluent is stored in either a 1 million gallon tank at the south system or a 1.5 million gallon storage tank at the east system. Under normal operations, plant water is distributed to the site at approximately 135 PSIG.

Typical EDNLP monthly volume is estimated to be 20 million gallons at an average rate of approximately 450 gallons per minute.  The EDNLP water consumption shall not exceed a maximum rate of 870 gallons per minute.  The maximum plant water system pressure (system design pressure) is 145 PSIG.

Demineralized water:
Plant water is initially run across one of four carbon beds to reduce organics and improve turbidity.  The filtered water then travels through one of four demineralized water trains.  With each train, the filtered water is first sent across the cation exchanger where the positive ions are removed.  The decationized water then flows across the anion exchanger where the negative ions are removed.  Train 4 utilizes a decarbonator (removes CO2) prior to a series of weak and strong anion beds.  The effluent from the anion bed then travels through the mix bed exchanger containing both types of resin which produces a virtually ion free water.  This water is then sent to the 300,000 gallon storage tank.  Under normal operations, demineralized water is distributed to the site at approximately 120 PSIG from BMS Environmental Control Department and Utilities (ECDU).  The Chlor Alkali unit also exports on average approximately 350 to 400 gallons per minute of demineralized water into the plant supply system.

The normal maximum EDNLP consumption rate is 40 gallons per minute.  Demineralized water can also back up the boiler feed water supply.  The maximum demineralized water pressure (system design pressure) is 140 psig.

In the event BMS cannot provide boiler feed water meeting the specifications and quantities specified, EDNLP shall be entitled to use demineralized water for makeup up to a maximum quantity of 275 gallons per minute, subject, however, to reasonable allocation among

BMS and its guest facilities in the event of a shortage of such demineralized water.

Fire water:
The Bayer Baytown Plant’s fire water system is supplied from two locations at the site (east or west).  At the east system, raw water from the site’s reservoirs is supplied to a combination of diesel and electric motor driven pumps.  These pumps supply the main system header, which encompasses the entire site.  Pressure is maintained in this header at approximately 125 PSIG by the electric "jockey" pump.  A decrease in the header pressure will automatically start the diesel fire water pumps. An emergency fire water reserve of approximately 2.4 million gallons is maintained at the east system.  The west system has a dedicated 2.0 million gallon capacity when at normal operating level.  This system is equipped with an electric motor driven "jockey" pump to maintain header pressure.  The west system also has two diesel driven fire water pumps to maintain system pressures in the event of a loss of power to the area.

BMS will supply fire water to the Battery Limits of the Nitric Acid Facility at a sufficient pressure and flow rate to meet EDNLP design and insurance requirements of the Nitric Acid Facility.

Potable water:
The Bayer Baytown Plant receives potable water through of a 12-inch diameter header from the City of Baytown.  Under normal operations, the potable water is distributed at approximately 100 PSIG using one of the two booster pumps equipped with variable speed drives.  During freeze precautions the larger of the two potable water booster pumps is used to meet demand at approximately 135 PSIG.  In the event of an electrical failure, the emergency potable water diesel pump will automatically start to maintain system pressures.  Potable water is to be used exclusively to supply safety showers, eye wash stations, and routine potable water needs in the plant.

Typical monthly volume is estimated to be approximately 5,000 gallons. Potable water consumption shall not exceed a maximum monthly rate of 20,000 gallons.  Potable water shall meet the minimum municipal guidelines.  The maximum pressure (system design pressure) is 150 PSIG.

Boiler feed water:
The condensate returned from the steam users at the site is collected in one of two drums where flash steam is recovered.  The condensate is then sent to a deaerator where the recovered flash steam is used to strip the non-condensable gases and heat the water to its saturation point.  Chemicals are added at this point to remove the remaining oxygen and limit system piping corrosion.  Under normal operations boiler feed water supply to EDNLP operates in the range from 150 to 230 PSIG.  The boiler feed water system design pressure is 230 PSIG.

(B) Nitrogen:
The Bayer Baytown Plant is supplied from a single supplier through both of the sites two metering stations (south and east).  The nitrogen from the east metering station is supplied at approximately 140 PSIG to the site.  Nitrogen from the south metering station is supplied at both 140 PSIG and approximately 400 PSIG.  The 400 PSIG nitrogen system is to be used solely for the site’s emergency shutdown systems.

The continuous usage is estimated to be minor.  Monthly volume on an intermittent basis is approximately 15,000 - 25,000 SCF.  The maximum pressure (system design pressure) is 150 PSIG for the 140 PSIG system.

C)Instrument/plant air:
Plant and instrument air is supplied to the Bayer Baytown Plant via five air compressors operated in parallel at one of two locations (west and north systems).  At the west air system, the compressed air from any of the three compressors in service enters the adjacent air receivers that act as pulsation dampeners.  The compressed air is then sent through a set of air dryers prior to being distributed to the plant air or instrument air distribution systems.  The discharge piping is arranged so that any compressor can feed either air header.  At the north air system, the compressed air exits one of the two compressors, then enters the adjacent air dryers.  It is then sent to the adjacent air receiver prior to being sent to either the plant or instrument air headers.  Both instrument and plant air are distributed above 90 PSIG and at a -40 F dew point.  In the event of pressure loss in the instrument air system, there are two emergency nitrogen connections to supply nitrogen to the instrument air header and maintain system pressure.

Typical volume during truck unloading is estimated to be 300 SCFM. Typical monthly volume is expected to be 1.5 - 2.5 million SCF at an average rate of approximately 50 SCFM.  The maximum plant/instrument air pressure (system design pressure) is 120 PSIG.

During the plant start-up, plant air must be used to seal the compressor train until minimum governor speed is reached. Plant air consumption shall not exceed a maximum rate of 700 SCFM during process start-up.

(D)Steam:
Steam at the Bayer Baytown Plant is supplied at three pressures (720 PSIG, 630 PSIG, and 150 PSIG).  The majority of 720 PSIG steam is supplied to the site by the Calpine Cogeneration Unit located on the north side of the site.  Typically, the steam supplied by this unit is letdown through the site’s letdown stations for use by the production units.  The 630 PSIG steam is supplied either through one of the two 720 PSIG to 630 PSIG steam letdown stations or produced by one of the site’s waste heat boilers.  The letdown stations operate on pressure control and supply 630 PSIG steam as needed to satisfy production demands.  The site’s 150 PSIG steam is supplied through one of the two

630 PSIG to 150 PSIG steam letdown stations or one of the site’s waste heat boilers.

Except for each start-up and shutdown of the Nitric Acid Facility, during normal operation EDNLP will not consume steam from BMS.  EDNLP shall export approximately 30,000 to 60,000 pounds of steam per hour to BMS.  The EDNLP export steam pressure will be adequate to supply the site 630 PSIG steam system.  All steam treatment must be compatible with the BMS steam treatment system.

(E) Natural gas:
Natural gas to Bayer Baytown Plant is supplied by a primary and secondary supplier at each of the site’s two metering stations.  Natural gas from the primary supplier is distributed to the site from both the east and south metering stations at approximately 90 PSIG.  The secondary supplier is used solely as a back-up at the south metering station and will automatically begin supplying gas if the system’s pressures fall below 80 PSIG.

No natural gas is consumed in the nitric acid manufacturing process.  Natural gas may be used in the laboratory or in the offices and buildings for heat and air conditioning.  Natural gas consumption is estimated to average less than 1 SCFM.

(F) Chlorine
Chlorine is used for water treatment at the cooling tower.  Based on the anticipated blowdown rate, chlorine consumption will average 100 pounds per day, with a peak consumption of 170 pounds per day.  The chlorine will be standard commercial grade with a minimum of 99.5% chlorine by weight. The maximum chlorine supply pressure (system design pressure) is 150 PSIG.

(G) 32% caustic (32% NaOH, 32% sodium hydroxide)
32% caustic will be used primarily for neutralization.  Caustic consumption will average 25-30 pounds per day on a 100% basis with peak consumption of 1,500 pounds per day.  BMS supplies 32% membrane grade caustic solution to EDNLP.  The maximum supply pressure (system design pressure) is 175 PSIGS.

(H) 98% sulfuric acid
BMS provides 98% sulfuric acid deliveries to EDNLP for the cooling tower via tank trucks.  Trucks are typically scheduled on Wednesday of each week.  The supplier monitors the sulfuric acid tank level.  Based on this information 98% sulfuric acid deliveries are scheduled by BMS as needed.  EDNLP may also contact the BMS Environmental Control Department and Utilities to be put on the schedule for the next delivery, at least one day in advance.  Approval of the Certificate of Analysis is done by the polyurethane quality area prior to delivery to EDNLP.  At the end of the month, BMS informs EDNLP of the amount of 98% sulfuric acid delivered during the month.  EDNLP reports this number to the appropriate accounting department, which is then included in the monthly Variable Cost Component.

SCHEDULE 2

AMMONIA

Purchased Anhydrous Ammonia Specification

Ammonia, Anhydrous - Commercial Grade

Properties:

Appearance                                                                               Clear, colorless Liquid
Oil, PPM                                                                                 5.0 ppm
Water, weight %                                                                       0.5% maximum
Iron (Fe), PPM	1 maximum
Nonvolatile	0.5% maximum
Delivery Pressure                                                                     200 P.S.I.G.
Delivery Temperature, expected                                            Ambient

SCHEDULE 3

EDNLP NET BOOK VALUE (To be completed as of July 1, 2009)

		NBV	RETURN
	NBV[1]	PAYBACK[2]	ON NBV[3]

JUL-09
AUG-09
…
…
…
…
…
…
…
…
…
…
…
…
…
JUN-14

[1]
NBV shall mean the capital investments (excluding the Initial Capital Investment) made by EDNLP related to the Nitric Acid Facility prior to July 1, 2009 less the aggregate amount of all capital costs recovered by EDNLP to relevant date. See Schedule 7 for a detailed list of assets comprising the EDNLP Net Book Value at July 1, 2009.

[2]	NBV Payback shall mean ***

[3]	Return on NBV shall mean the monthly amount is calculated as: ***.

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

-  -

SCHEDULE  4 – Fixed Costs

El Dorado                                                                                         Period                        12
Cost Sharing Summary                                                                                  Period+ 1                   13
December 2007

Year to Date
Account Number	Description	Actual	Baseline Budget	Variance	Sharing	YTD Accrual		Adj	Net Balance	(Penalty) Benefit to EDNC
Fixed Utilities
7230.101	Electricity	***	***	***	***	***		***	***	***
7230.106	Natural Gas	***	***	***	***	***		***	***	***
7230.107	Water - Drinking (Potable)	***	***	***	***	***		***	***	***
7230.108	Nitrogen	***	***	***	***	***		***	***	***
7320.109	Instrument Air	***	***	***	***	***		***	***	***
7320.110	Plant Air	***	***	***	***	***		***	***	***
***
Allocated and Services
7590.011	Bayer Lab Fee	***	***	***	***	***			***	***
7590.012	Bayer F.I.E.	***	***	***	***	***			***	***
6900.004	Medical	***	***	***	***	***			***	***
8610.000	Management Fees	***	***	***	***	***			***	***
***
Salaries
5110.002	Salaries	***	***	***	***	***	***		***	***

Hourly Labor
4325.001	Wages	***	***	***	***	***			***	***
5130.001	Clerical – Hourly	***	***	***	***	***			***	***
4325.002	Shift Premium Hourly								***	***
***
Overtime
5410.000	Hourly Overtime Base and Premium	***	***	***	***	***			***	***

Travel Expenses
7269.001	ACC Responsible Care	***	***	***	***	***			***	***
7260.000	Travel	***	***	***	***	***			***	***
7261.000	Airline	***	***	***	***	***			***	***
7269.000	Other Travel	***	***	***	***	***			***	***
7272.000	Meeting & Conferences	***	***	***	***	***			***	***
7280.001	Other Auto Expense, Car Rental	***	***	***	***	***			***	***
7262.000	Hotel Expense	***	***	***	***	***			***	***
7264.000	Taxi, Bus, Train, Limo	***	***	***	***	***			***	***
7271.000	Meals	***	***	***	***	***			***	***
***

Insurance & Benefits
6220.000	Employee Benefits - Health Benefits	***	***	***	***	***			***	***
6900.000	Employee Benefits – Other	***	***	***	***	***			***	***
7510.002	Employment Agencies	***	***	***	***	***			***	***
7911.000	Recruiting Expense	***	***	***	***	***			***	***
7912.000	Relocation Expense	***	***	***	***	***			***	***
6900.001	Tuition Reimbursement	***	***	***	***	***			***	***
6620.000	Employee Relations	***	***	***	***	***			***	***
6900.002	Attendance Awards	***	***	***	***	***			***	***
6900.003	Uniforms	***	***	***	***	***			***	***
6420.000	Overtime Meals	***	***	***	***	***			***	***
7930.001	Professional Dues & Memberships	***	***	***	***	***	***		***	***

Training Expense
6510.000	Training Time (wages)	***	***	***	***	***			***	***
6510.001	Safety Programs & Training	***	***	***	***	***			***	***
6510.002	Training Program	***	***	***	***	***	***		***	***

Workman’s Compensation
6210.000	Workers’ Compensation Insurance	***	***	***	***	***
8410.000	General Liability Insurance	***	***	***	***	***	***		***
									***	***
Payroll Taxes
6100.000	Employee Benefits - Payroll Taxes	***	***	***	***	***	***		***	***

(1) Property insurance premiums, including deductibles and retention amounts, shall be paid directly by BMS. Insurance coverage referenced herein.
(2) The headcount is capped at 5 salaried positions, 9 Process Technicians, 1 Hourly E&I Specialist, and 1 Hourly Administrative person.  Overtime is capped at 21.5 percent of wages.

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

Year to Date
Account Number	Description	Actual	Baseline Budget	Variance	Sharing	YTD Accrual		Adj	Net Balance	(Penalty) Benefit to EDNC
Property Insurance
8430.003	Automobile Insurance	***	***	***	***	***			***	***
***
Property Taxes
8510.000	Real Estate & Personal Property Tax	***	***	***	***	***	***		***	***
8520.000	Franchise Tax	***	***	***	***	***			***	***

Direct Environmental Expense
7590.100	Non Hazardous/Trash Waste Disposal	***	***	***	***	***			***	***
7590.101	Permits/Certification - EC	***	***	***	***	***			***	***
7590.102	Environmental Consultants	***	***	***	***	***			***	***
7950.002	Trade Relations	***	***	***	***	***			***	***
7350.101	Instrument Supplies	***	***	***	***	***			***	***
7590.103	Misc. (Unexpected Cost)	***	***	***	***	***	***		***	***

Contract Maintenance
7350.000	Repair & Maintenance Work	***	***	***	***	***			***	***
7350.100	Temporary Personnel	***	***	***	***	***			***	***
7392.001	Data Processing - Computer/Technical Support	***	***	***	***	***			***	***
7350.102	Bottled Gases	***	***	***	***	***			***	***
7350.103	Process Filter Replacements	***	***	***	***	***			***	***
7350.104	Contract Labor	***	***	***	***	***			***	***
7350.105	Maint. Contract Labor Supervisory & Occup. Health	***	***	***	***	***			***	***
7350.106	Contract Drafting	***	***	***	***	***			***	***
7350.107	Purchased Operating/Maintenance Equipment	***	***	***	***	***			***	***
7350.108	Repairs & Maintenance - Outside Services	***	***	***	***	***			***	***
7140.000	Repairs & Maintenance - Materials	***	***	***	***	***			***	***
7140.100	Gaskets	***	***	***	***	***			***	***
7140.200	Instrument/Electrical	***	***	***	***	***			***	***
7140.300	Pipe,Fittings,Etc.	***	***	***	***	***			***	***
7140.400	Mechanical	***	***	***	***	***			***	***
7140.500	Tools	***	***	***	***	***			***	***
7350.109	Repairs & Maintenance - Lab/Office Equip	***	***	***	***	***			***	***
7350.110	Signs & Line Labeling Maintenance	***	***	***	***	***			***	***
7350.111	Vehicle Maintenance - Outside Services	***	***	***	***	***			***	***
7350.112	Operating Maint. - Computer Equip. & Software	***	***	***	***	***			***	***
7350.113	Administration Maint - Computer Equip & Software	***	***	***	***	***			***	***
7350.114	Contract Telecommunication Service	***	***	***	***	***			***	***
7350.115	Maintenance Trailer	***	***	***	***	***			***	***
7520.001	Outside Janitorial Service	***	***	***	***	***			***	***
7590.000	Miscellaneous Outside Service	***	***	***	***	***			***	***
7229.000	Freight – Miscellaneous	***	***	***	***	***			***	***
7290.100	Catalyst Warehouse Storage & Handling	***	***	***	***	***			***	***
7350.116	Turnaround Expense	***	***	***	***	***			***	***
7350.117	Engineering Support Services	***	***	***	***	***			***	***
	Experimental Projects / Tests	***	***	***	***	***			***	***
7290.101	Rotating Equipment Spare Storage	***	***	***	***	***			***	***
***
In-Plant Lab Supplies & Equipment
7150.100	Laboratory Supplies	***	***	***	***	***			***	***
***
Safety Equipment Upkeep
6430.100	Safety Medical Supplies	***	***	***	***	***			***	***
6430.101	Safety Shoes	***	***	***	***	***			***	***
6430.102	Safety Supplies	***	***	***	***	***			***	***
***
Office Expenses, Phones, Etc.
7180.001	Stationery & Printing	***	***	***	***	***			***	***
7180.000	General Office Supplies	***	***	***	***	***			***	***
7180.100	Blueprinting & Drafting	***	***	***	***	***			***	***
7181.000	Computer Supplies - Other	***	***	***	***	***			***	***
7140.002	Janitorial & Housekeeping Supplies	***	***	***	***	***			***	***
7190.000	Other Supplies & Materials	***	***	***	***	***			***	***
7181.100	Purchased PC Hardware	***	***	***	***	***			***	***
7181.101	Purchased PC Software	***	***	***	***	***			***	***
7180.101	Purchased Office Equipment	***	***	***	***	***			***	***
7180.102	Purchased Other Hardware	***	***	***	***	***			***	***
7240.000	Telephone	***	***	***	***	***			***	***
7241.000	Long Distance	***	***	***	***	***			***	***
7242.000	Cellular Telephone	***	***	***	***	***			***	***
7250.000	Postage	***	***	***	***	***			***	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

Year to Date
Account Number	Description		Actual	Baseline Budget	Variance	Sharing	YTD Accrual		Adj	Net Balance	(Penalty) Benefit to EDNC
Rental Requirement
8310.000	Automobile Insurance	`	***	***	***	***	***			***	***
8311.000	Leased Office Equipment		***	***	***	***	***			***	***
***
Plant Vehicle Expense
7280.000	Gas & Oil for Vehicles/Supply Fuel		***	***	***	***	***			***	***
7281.000	Auto Mileage		***	***	***	***	***			***	***
***
			***	***	***		***	***		***	***

(1)  The final total in the Net Balance column is the resulting debit or credit to BMS
(2)  These pages are intended to be a non-binding example.

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

QPU Calculation Addendum to Schedule 4 - example months included. Non-binding example
Fixed Utility	Budgeted QPUs/mo	Units	Actual QPU-Jan	Actual QPU-Apr	Actual QPU-Jun	Actual QPU-Jul	Actual QPU-Oct	Totals
Total Budgeted Billing to Bayer included in FCC
Natural Gas	***	$/kscf	***	***	***	***	***	***
Potable Water	***	$/kgal	***	***	***	***	***	***
Nitrogen	***	$/k lbs	***	***	***	***	***	***
Instrument Air	***	$/kscf	***	***	***	***	***	***
Plant Air	***	$/kscf	***	***	***	***	***	***
$ ***
Bayer Actual $/QPU (variable portion only)
Natural Gas		kscf	***	***	***	***	***
Potable Water		k gal	***	***	***	***	***
Nitrogen		kscf	***	***	***	***	***
Instrument Air		kscf	***	***	***	***	***
Plant Air		kscf	***	***	***	***	***
Actual QPU Volumes
Natural Gas	***	kscf	***	***	***	***	***
Potable Water	***	k gal	***	***	***	***	***
Nitrogen	***	kscf	***	***	***	***	***
Instrument Air	***	kscf	***	***	***	***	***
Plant Air	***	kscf	***	***	***	***	***
QPU Volume Variance			2007
Natural Gas			***	***	***	***	***
Potable Water			***	***	***	***	***
Nitrogen			***	***	***	***	***
Instrument Air			***	***	***	***	***
Plant Air			***	***	***	***	***
QPU $$ Volume Variance			2007
Natural Gas			***	***	***	***	***	***
Potable Water			***	***	***	***	***	***
Nitrogen			***	***	***	***	***	***
Instrument Air			***	***	***	***	***	***
Plant Air			***	***	***	***	***	***
$ ***
***% Sharing on Volume Variance			2007
Natural Gas			***	***	***	***	***	***
Potable Water			***	***	***	***	***	***
Nitrogen			***	***	***	***	***	***
Instrument Air			***	***	***	***	***	***
Plant Air			***	***	***	***	***	***
$ ***
Price Variance (***% Pass-through)			2007
Natural Gas			***	***	***	***	***
Potable Water			***	***	***	***	***
Nitrogen			***	***	***	***	***
Instrument Air			***	***	***	***	***
Plant Air			***	***	***	***	***

Price Variance (***% Pass-through)			2007
Natural Gas			***	***	***	***	***	***
Potable Water			***	***	***	***	***	***
Nitrogen			***	***	***	***	***	***
Instrument Air			***	***	***	***	***	***
Plant Air			***	***	***	***	***	***

Fixed Charge on Instrument and Plant Air, all taken to plant air
Budget	$ ***	$	***	***	***	***	***	***
Actual			***	***	***	***	***	***
Difference		***	***	***	***	***	***	$ ***
2007
Sharing Reimbursement Due to (from) Bayer
Natural Gas			***	***	***	***	***	***
Potable Water			***	***	***	***	***	***
Nitrogen			***	***	***	***	***	***
Instrument Air			***	***	***	***	***	***
Plant Air			***	***	***	***	***	***
			***	***	***	***	***	$ ***
***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

SCHEDULE 5

WASTE

BASIS:

1.	For pH control of Routine Process Waste, Initial Stormwater and Additional Stormwater, EDNLP will neutralize with caustic soda.
2.	EDNLP will discharge Cooling Tower Blowdown into the Bayer Baytown Plant's cooling tower blowdown header.
3.	The overhead waste water header backpressure is up to 50 P.S.I.G. during rains.
4.	Normal flow rates below are based on Nitric Acid Facility production of 443,000 short tons of nitric acid (100% basis) a year.
5.	EDNLP will continuously monitor pH and flow to waste water header as well as pH of Additional Stormwater to BMS's storm sewer.
6.	EDNLP must keep Uncollected Stormwater free of contaminants.
Waste Stream	Quality	Peak Flow	Normal Flow
Flow to Cooling Tower Blowdown header, gpm	pH range 7.5 - 8.0	138	85
	Anticipated metal levels:[1] Cr 0.013 lb/day Cu 0.045 lb/day Ni 0.014 lb/day Pb 0.007 lb/day Zn 0.767 lb/day
Flow to Waste Water header
Routine Process Waste, gpm Washdown Water Lab Samples Process Purges Leaks Boiler Blowdown	warranted pH range of 5.0 to 8.0 * Intermittent flow from Waste Water Sump to header when pumping rate is about 100 gpm.	150	15
Total Flow to Waste Water header, gpm

______________
1
  Metal levels of this water shall be no more than twice the anticipated metal levels.

SCHEDULE 6

Schedule 6
Variable Cost Billing Worksheet
CLOSING PERIOD March 31 through April 29, 2008

ITEM			COST PER/ITEM	HNO3 Delivered/TONS	MULTIPLIER / CAP	USAGE		Non-binding example EXTENDED COST
AMMONIA - BAYER CONSUMPTION
March INVENTORY	tons/ton hno3	$	***	***	***	***		***
April INVENTORY	tons/ton hno3	$	***	***	***	***	tons	***
Subtotal Ammonia				***		***		***

TRUCKED ACID - PURCHASE PRICE							tons

Catalyst/Getter Cost - refining, fabrication, freight, other miscall.

April CATALYST CONSUMPTION post gauze change (Run #16)
PLATINUM	troy oz/ton		***	***	***			***
RHODIUM	troy oz/ton		***	***	***			***
PALLADIUM	troy oz/ton		***	***	***			***
Gals.

MATERIAL / UTILITIES / SERVICES
CAUSTIC SODA	$/lb	$	***	***	$	***	lbs	***
CHLORINE	$/lb	$	***	***	$	***	lbs	***
SULFURIC ACID	$/ton	$	***	***	$	***	lbs	***
HYDROGEN PEROXIDE	$/ton						lbs	***
LUBE OIL	$/gal
LUBE OIL WASTE PROCESSING	$/gal						gal
LUBE OIL WASTE PROCESSING	$/drum						drums
HYDROGEN START-UP	tanks/yr						scf
BOILER FEEDWATER CHEMICALS	$/yr						lbs
COOLING TOWER CHEMICALS	$/yr						lbs

CONDENSATE-VARIABLE	k lbs/ton HNO3	$	***	N/A		***	k lbs	$ ***
CONDENSATE-FIXED			***					***

ELECTRICITY - VARIABLE	$/kwh	$	***	55000/day max		***	kwh	***
measurement conversion/unit cost
STEAM START-UP - VARIABLE	$/k LBS	$	***			***	k lbs	$ ***
STEAM START-UP - FIXED	$/month		***				month	***

WASTE TREATMENT SERVICES - VARIABLE	$/k gal	$	***			***	k gal	***
WASTE TREATMENT SERVICES - FIXED	$/month		***					***

CARBON TREATMENT SERVICES – VARIABLE			***			***		***
CARBON TREATMENT SERVICES - FIXED			***					***

CWT BLOWDOWN SERVICES - VARIABLE	$/k gal	$	***			***	k gal	***
CWT BLOWDOWN SERVICES - FIXED	$/month		***					***

DEMINERALIZED WATER – VARIABLE	$/k gal		***			***	k gal	***
DEMINERALIZED WATER – FIXED	$/month		***				month	***

PLANT WATER - VARIABLE	$/k gal		***			***	k gal	***
PLANT WATER - FIXED	$/month		***				month	***

				TOTAL VARIABLE COST - April				***
				LESS VC ALLOCATION TO THIRD PARTY SALES				***
				ADJUSTED VARIABLE COST – BAYER				***
THIRD PARTY SALES	***				LESS SEPARATE BILLING			***
				NET VARIABLE INVOICE - April				***
	Variable Cost per all tons sold, ex NH3, catalyst:					***
		Bayer per ton cost, ex NH3:				***
		Bayer per ton cost, with NH3:				***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

SCHEDULE 7

AFE Number	EDNLP Net Book Value	Date	Description

To be completed as of July 1, 2009